UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-09721

Allianz Global Investors Managed Accounts Trust

(Exact name of registrant as specified in charter)

1633 Broadway, New York, New York 10019

(Address of principal executive offices) (Zip code)

Lawrence G. Altadonna-1633 Broadway, New York, New York 10019

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-739-3371

Date of fiscal year end: October 31, 2012

Date of reporting period: January 31, 2012

Item 1. Schedules of Investments

Fixed Income SHares: Series C Schedule of Investments

January 31, 2012 (unaudited)

Principal Amount (000s)			Value*
CORPORATE BONDS & NOTES—52.8%
Airlines—1.2%
	$90	American Airlines Pass Through Trust, 10.375%, 1/2/21	$97,400
		Northwest Airlines, Inc.,
	1,393	7.041%, 10/1/23	1,486,581
	44,131	7.15%, 4/1/21 (MBIA)	44,351,505
	55	United Air Lines Pass Through Trust, 10.125%, 3/22/15 (b)(f)	21,095

			45,956,581

Automotive—0.2%
	9,100	Volkswagen International Finance NV, 4.00%, 8/12/20 (a)(d)	9,543,006

Banking—7.0%
	16,200	Abbey National Treasury Services PLC, 2.137%, 4/25/14, FRN	15,372,488
	5,000	American Express Bank FSB, 5.50%, 4/16/13	5,261,195
	5,200	Banco do Brasil S.A., 4.50%, 1/22/15 (a)(d)	5,397,600
		Banco Santander Brasil S.A.,
	30,200	2.659%, 3/18/14, FRN (a)(d)	28,844,896
	1,000	4.50%, 4/6/15	995,000
	3,500	4.50%, 4/6/15 (a)(d)	3,482,500
		Barclays Bank PLC,
	€5,180	4.875%, 12/15/14 (h)	4,109,460
	$24,000	6.05%, 12/4/17 (a)(d)	24,323,184
	£3,300	14.00%, 6/15/19 (h)	6,240,171
	$23,900	BPCE S.A., 2.185%, 2/7/14, FRN (a)(d)	22,804,687
	6,600	CBA Capital Trust II, 6.024%, 3/15/16 (a)(d)(h)	6,132,423
AUD	2,600	Commonwealth Bank of Australia, 4.50%, 2/20/14	2,779,424
	$20,000	Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 11.00%, 6/30/19 (a)(d)(h)	24,868,120
	5,000	HBOS Capital Funding L.P., 6.071%, 6/30/14 (a)(d)(h)	3,650,000
	30,600	HBOS PLC, 6.75%, 5/21/18 (a)(d)	26,965,485
	10,400	HSBC Bank USA N.A., 6.00%, 8/9/17	11,118,931
		HSBC Capital Funding L.P. (a)(d)(h),
	13,900	4.61%, 6/27/13	13,174,045
	1,350	10.176%, 6/30/30	1,714,500
		ICICI Bank Ltd.,
	5,900	4.75%, 11/25/16 (a)(d)	5,816,603
	2,500	5.00%, 1/15/16	2,515,890
	700	5.50%, 3/25/15	716,617
	900	Korea Exchange Bank, 4.875%, 1/14/16	933,316
	29,300	Lloyds TSB Bank PLC, 12.00%, 12/16/24 (a)(d)(h)	26,996,405
	2,400	RBS Capital Trust I, 4.709%, 7/1/13 (h)	1,488,000
		State Bank of India,
	1,300	4.50%, 10/23/14	1,311,925
	1,000	4.50%, 7/27/15 (a)(d)	1,015,451
AUD	20,000	Westpac Banking Corp., 4.75%, 3/5/14	21,482,722

			269,511,038

Biotechnology—0.1%
	$1,700	Amgen, Inc., 5.70%, 2/1/19	1,985,444

Computers—0.1%
	5,000	Lexmark International, Inc., 5.90%, 6/1/13	5,217,510

Fixed Income SHares: Series C Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
Diversified Manufacturing—0.5%
$15,000	Tyco Electronics Group S.A., 6.55%, 10/1/17	$17,788,800

Drugs & Medical Products—0.3%
1,800	Abbott Laboratories, 5.125%, 4/1/19	2,149,783
100	Biomet, Inc., 10.00%, 10/15/17	108,500
3,400	GlaxoSmithKline Capital, Inc., 5.65%, 5/15/18	4,174,745
1,700	Hospira, Inc., 6.05%, 3/30/17	1,871,023
1,300	Pfizer, Inc., 6.20%, 3/15/19	1,638,927

		9,942,978

Electronics—0.0%
400	Sanmina-SCI Corp., 8.125%, 3/1/16	415,000

Financial Services—21.6%
	Ally Financial, Inc.,
13,894	2.727%, 12/1/14, FRN	12,679,248
21,075	3.963%, 6/20/14, FRN	20,603,763
1,000	6.75%, 12/1/14	1,035,524
10,500	7.50%, 12/31/13	11,077,500
17,300	8.00%, 3/15/20	19,073,250
19,100	8.30%, 2/12/15	21,117,342
	American Express Co.,
100	6.15%, 8/28/17	117,342
11,000	7.25%, 5/20/14	12,376,232
	Bank of America Corp.,
3,800	5.65%, 5/1/18	3,894,320
4,300	5.75%, 12/1/17	4,435,106
2,715	6.00%, 9/1/17	2,848,570
500	Bank of America N.A., 5.30%, 3/15/17	498,244
	Bear Stearns Cos. LLC,
1,500	5.30%, 10/30/15	1,653,592
17,265	7.25%, 2/1/18	20,678,791
	BNP Paribas S.A.,
39,800	5.00%, 1/15/21	39,944,275
9,400	5.186%, 6/29/15 (a)(d)(h)	6,862,000
2,300	BRFkredit A/S, 2.05%, 4/15/13 (a)(d)	2,335,809
5,700	Caterpillar Financial Services Corp., 7.15%, 2/15/19	7,340,631
	CIT Group, Inc.,
705	7.00%, 5/1/16	705,971
294	7.00%, 5/1/17	294,753
	Citigroup, Inc.,
12,350	4.75%, 5/19/15	13,014,702
700	5.50%, 4/11/13	726,657
700	5.50%, 10/15/14	753,635
11,718	6.00%, 8/15/17	12,853,767
13,500	6.125%, 11/21/17	14,876,986
5,000	6.625%, 6/15/32	5,130,575
€600	7.375%, 9/4/19	913,383
$8,260	Citigroup Capital XXI, 8.30%, 12/21/77, (converts to FRN on 12/21/37)	8,427,678
	Credit Agricole S.A. (h),
16,300	6.637%, 5/31/17 (a)(d)(l)	11,715,625

Fixed Income SHares: Series C Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
Financial Services (continued)
$17,500	6.637%, 5/31/17	$12,578,125
	Ford Motor Credit Co. LLC,
49,300	5.625%, 9/15/15	52,543,644
16,900	7.00%, 10/1/13	18,124,101
20,750	8.00%, 6/1/14	22,835,271
7,900	8.00%, 12/15/16	9,373,816
2,700	8.125%, 1/15/20	3,314,750
3,400	8.70%, 10/1/14	3,858,629
	General Electric Capital Corp.,
€10,000	4.625%, 9/15/66, (converts to FRN on 9/15/16) (a)(d)	10,284,906
€25,700	5.50%, 9/15/67, (converts to FRN on 9/15/17)	29,582,850
$5,000	6.15%, 8/7/37	5,687,675
£1,400	6.50%, 9/15/67, (converts to FRN on 9/15/17)	2,040,662
	Goldman Sachs Group, Inc.,
€10,000	1.817%, 5/23/16, FRN	11,560,660
$15,200	6.15%, 4/1/18	16,418,295
2,000	HSBC Finance Corp., 0.957%, 6/1/16, FRN	1,775,478
	HSBC Holdings PLC,
700	6.50%, 5/2/36	750,606
400	7.625%, 5/17/32	425,323
	International Lease Finance Corp. (a)(d),
4,000	6.75%, 9/1/16	4,325,000
3,000	7.125%, 9/1/18	3,300,000
14,800	JPMorgan Chase & Co., 6.00%, 1/15/18	16,807,280
	JPMorgan Chase Bank N.A.,
4,400	0.872%, 6/13/16, FRN	4,003,767
9,200	6.00%, 10/1/17	10,232,590
2,700	JPMorgan Chase Capital XX, 6.55%, 9/15/66, (converts to FRN on 9/15/36)	2,742,417
	LBG Capital No.1 PLC,
€2,825	7.375%, 3/12/20	2,919,240
£9,402	7.588%, 5/12/20	12,148,856
£1,000	7.869%, 8/25/20	1,307,915
$3,400	7.875%, 11/1/20 (a)(d)	2,856,000
22,200	8.50%, 12/17/21 (a)(d)(h)	15,429,000
	LBG Capital No.2 PLC,
£2,331	9.00%, 12/15/19	3,223,226
£4,500	9.334%, 2/7/20	6,364,265
€2,180	15.00%, 12/21/19	3,343,440
	Merrill Lynch & Co., Inc.,
$500	5.00%, 1/15/15	514,193
200	6.15%, 4/25/13	208,029
22,700	6.40%, 8/28/17	24,037,484
40,100	6.875%, 4/25/18	43,346,937
	Morgan Stanley,
15,700	1.533%, 4/29/13, FRN	15,314,439
€10,000	1.651%, 1/16/17, FRN	11,023,235
$2,800	5.375%, 10/15/15	2,885,338
€5,000	5.375%, 8/10/20	6,223,295
$900	5.95%, 12/28/17	926,146
3,700	6.625%, 4/1/18	3,905,206

Fixed Income SHares: Series C Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
Financial Services (continued)
£550	MUFG Capital Finance 5 Ltd., 6.299%, 1/25/17 (h)	$848,490
$1,000	Novatek Finance Ltd., 5.326%, 2/3/16 (a)(d)	1,031,250
545	Preferred Term Securities XIII Ltd., 1.109%, 3/24/34, FRN (a)(b)(d)(n) (acquisition cost-$544,629; purchased 3/9/04)	299,546
1,500	Qatari Diar Finance QSC, 5.00%, 7/21/20	1,605,000
500	QNB Finance Ltd., 3.125%, 11/16/15	502,500
	Royal Bank of Scotland Group PLC,
273	5.00%, 11/12/13	266,175
22,200	6.99%, 10/5/17 (a)(d)(h)	17,205,000
10,000	7.64%, 9/29/17 (h)	6,850,000
5,000	7.648%, 9/30/31 (h)	3,900,000
€1,000	Royal Bank of Scotland PLC, 4.625%, 9/22/21, (converts to FRN on 9/22/16)	987,577
	RSHB Capital S.A. for OJSC Russian Agricultural Bank,
$500	7.125%, 1/14/14	528,750
1,500	9.00%, 6/11/14 (a)(d)	1,663,125
	SLM Corp.,
€2,950	1.756%, 6/17/13, FRN	3,649,529
$750	5.00%, 10/1/13	766,875
400	5.375%, 5/15/14	411,324
36,000	6.25%, 1/25/16	36,788,724
9,555	8.45%, 6/15/18	10,391,062
	Teco Finance, Inc.,
983	6.572%, 11/1/17	1,173,944
2,000	6.75%, 5/1/15	2,243,918
7,700	TNK-BP Finance S.A., 7.50%, 3/13/13	8,113,875
6,800	TransCapitalInvest Ltd. for OJSC AK Transneft, 5.67%, 3/5/14	7,140,000
	UBS AG,
500	4.875%, 8/4/20	521,416
1,000	5.875%, 12/20/17	1,121,923
5,900	UBS Preferred Funding Trust V, 6.243%, 5/15/16 (h)	5,369,000
6,700	USB Capital IX, 3.50%, 3/1/12 (h)	5,021,315
	Wachovia Corp.,
2,000	5.625%, 10/15/16	2,235,146
2,050	5.75%, 2/1/18	2,364,724
35,917	Wells Fargo & Co., 7.98%, 3/15/18 (h)	39,059,738
4,300	White Nights Finance BV for Gazprom, 10.50%, 3/25/14	4,886,090
7,400	Xstrata Finance Canada Ltd., 5.80%, 11/15/16 (a)(d)	8,271,727

		831,745,103

Food & Beverage—0.2%
6,700	Kraft Foods, Inc., 6.50%, 8/11/17	8,094,270
1,100	Tate & Lyle International Finance PLC, 6.625%, 6/15/16 (a)(d)	1,253,406

		9,347,676

Healthcare & Hospitals—0.2%
	HCA, Inc.,
3,200	7.25%, 9/15/20	3,460,000
4,000	7.875%, 2/15/20	4,395,000

		7,855,000

Fixed Income SHares: Series C Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
Holding Companies—0.2%
	Hutchison Whampoa International Ltd.,
$100	5.75%, 9/11/19	$111,915
1,000	7.625%, 4/9/19	1,229,727
6,300	Sinochem Overseas Capital Co., Ltd., 4.50%, 11/12/20 (a)(d)	6,199,698

		7,541,340

Insurance—4.9%
	American International Group, Inc.,
1,900	3.65%, 1/15/14	1,894,942
7,600	5.05%, 10/1/15	7,799,644
2,000	5.45%, 5/18/17	2,054,978
900	5.60%, 10/18/16	934,572
30,600	5.85%, 1/16/18	31,999,308
17,200	6.25%, 5/1/36	17,074,853
£1,456	6.765%, 11/15/17 (a)(d)	2,290,495
€5,557	6.797%, 11/15/17 (a)(b)(d)(n) (acquisition cost-$10,216,616; purchased 3/8/07)	7,231,121
€24,050	8.00%, 5/22/68, (converts to FRN on 5/22/18)	26,897,097
$7,700	8.175%, 5/15/68, (converts to FRN on 5/15/38)	7,507,500
70,000	8.25%, 8/15/18	80,846,290
£1,400	8.625%, 5/22/68, (converts to FRN on 5/22/18)	1,934,768

		188,465,568

Metals & Mining—0.9%
$2,900	CSN Islands XI Corp., 6.875%, 9/21/19 (a)(d)	3,146,500
	Gerdau Holdings, Inc.,
3,950	7.00%, 1/20/20	4,325,250
11,800	7.00%, 1/20/20 (a)(d)	12,921,000
1,000	Gerdau Trade, Inc., 5.75%, 1/30/21 (a)(d)	1,015,000
5,000	Gold Fields Orogen Holding BVI Ltd., 4.875%, 10/7/20 (a)(d)	4,754,555
1,600	Newmont Mining Corp., 5.125%, 10/1/19	1,828,870
800	Teck Resources Ltd., 4.50%, 1/15/21	859,794
	Vale Overseas Ltd.,
2,790	6.875%, 11/10/39	3,320,479
2,000	8.25%, 1/17/34	2,660,862

		34,832,310

Multi-Media—2.0%
1,000	Comcast Cable Communications LLC, 7.125%, 6/15/13	1,083,288
	Comcast Corp.,
10,600	5.875%, 2/15/18	12,489,206
1,700	5.90%, 3/15/16	1,976,208
700	6.30%, 11/15/17	843,713
	CSC Holdings LLC,
7,850	7.625%, 7/15/18	8,752,750
810	7.875%, 2/15/18	909,225
7,500	8.625%, 2/15/19	8,793,750
	DISH DBS Corp.,
3,700	7.00%, 10/1/13	3,977,500
4,200	7.125%, 2/1/16	4,630,500
19,200	7.75%, 5/31/15	21,504,000

Fixed Income SHares: Series C Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
Multi-Media (continued)
	Time Warner Cable, Inc.,
$6,940	5.85%, 5/1/17	$8,087,661
1,500	8.25%, 4/1/19	1,936,849

		74,984,650

Oil & Gas—5.8%
300	Anadarko Petroleum Corp., 5.95%, 9/15/16	344,882
1,100	BP Capital Markets PLC, 3.625%, 5/8/14	1,165,636
2,400	Canadian Natural Resources Ltd., 6.00%, 8/15/16	2,849,801
10,400	Canadian Oil Sands Ltd., 7.75%, 5/15/19 (a)(d)	12,977,141
2,900	DCP Midstream LLC, 5.375%, 10/15/15 (a)(d)	3,166,733
846	Devon Energy Corp., 7.95%, 4/15/32	1,225,759
1,300	Devon Financing Corp. ULC, 7.875%, 9/30/31	1,878,583
1,330	Ecopetrol S.A., 7.625%, 7/23/19	1,615,950
	El Paso Corp.,
1,789	7.00%, 6/15/17	1,990,720
19,700	7.25%, 6/1/18	22,059,371
4,800	Enbridge Energy Partners L.P., 5.875%, 12/15/16	5,552,602
	EnCana Corp.,
2,000	5.90%, 12/1/17	2,289,728
4,700	6.50%, 8/15/34	5,242,145
	Energy Transfer Partners L.P.,
2,100	6.125%, 2/15/17	2,319,914
2,600	6.625%, 10/15/36	2,792,553
	Gaz Capital S.A. for Gazprom,
6,500	6.212%, 11/22/16	6,987,500
1,300	6.51%, 3/7/22	1,378,000
14,000	8.146%, 4/11/18 (a)(d)	16,380,000
1,818	Gazprom International S.A. for Gazprom, 7.201%, 2/1/20	1,986,753
1,800	Halliburton Co., 6.15%, 9/15/19	2,208,337
941	Kern River Funding Corp., 4.893%, 4/30/18 (a)(d)	1,024,243
	Kinder Morgan Energy Partners L.P.,
700	5.00%, 12/15/13	740,870
5,800	6.00%, 2/1/17	6,636,783
3,800	6.95%, 1/15/38	4,392,002
5,500	7.30%, 8/15/33	6,489,555
11,900	Midcontinent Express Pipeline LLC, 5.45%, 9/15/14 (a)(d)	12,855,784
3,400	NGPL PipeCo LLC, 7.119%, 12/15/17 (a)(d)	3,038,226
1,700	Northwest Pipeline GP, 7.00%, 6/15/16	2,024,000
294	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(d)	306,936
500	Pemex Project Funding Master Trust, 5.75%, 12/15/15	550,000
15,250	Petrobras International Finance Co., 7.875%, 3/15/19	18,384,516
	Petroleos Mexicanos,
18,700	5.50%, 1/21/21	20,336,250
14,550	6.50%, 6/2/41	16,150,500
7,500	8.00%, 5/3/19	9,412,500
2,600	Plains All American Pipeline L.P., 6.65%, 1/15/37	3,130,517
1,200	Plains Exploration & Production Co., 7.00%, 3/15/17	1,248,000
3,084	Ras Laffan Liquefied Natural Gas Co., Ltd. II, 5.298%, 9/30/20	3,323,226
	Ras Laffan Liquefied Natural Gas Co., Ltd. III,
1,400	5.50%, 9/30/14 (b)	1,501,500

Fixed Income SHares: Series C Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
Oil & Gas (continued)
$1,939	5.832%, 9/30/16 (b)	$2,099,509
3,000	6.75%, 9/30/19	3,566,250
1,800	Reliance Holdings USA, Inc., 4.50%, 10/19/20 (b)	1,698,152
100	Rockies Express Pipeline LLC, 5.625%, 4/15/20 (a)(d)	84,000
4,400	Southern Natural Gas Co., 5.90%, 4/1/17 (a)(d)	5,049,638
1,950	Tennessee Gas Pipeline Co., 7.50%, 4/1/17	2,339,949
1,100	TransCanada PipeLines Ltd., 3.80%, 10/1/20	1,191,181

		223,986,195

Paper & Forest Products—0.1%
5,000	Weyerhaeuser Co., 7.375%, 10/1/19	5,713,795

Paper/Paper Products—0.2%
1,000	Fibria Overseas Finance Ltd., 7.50%, 5/4/20 (a)(d)	1,035,000
6,300	Georgia-Pacific LLC, 5.40%, 11/1/20 (a)(d)	7,139,330

		8,174,330

Retail—1.0%
	CVS Pass Through Trust,
8,111	6.943%, 1/10/30	9,211,520
22,996	7.507%, 1/10/32 (a)(d)	27,403,894

		36,615,414

Road & Rail—0.1%
1,800	Canadian National Railway Co., 5.55%, 3/1/19	2,193,322

Technology—0.1%
1,800	International Business Machines Corp., 8.375%, 11/1/19	2,600,294
1,800	Oracle Corp., 5.00%, 7/8/19	2,139,788

		4,740,082

Telecommunications—3.1%
	America Movil SAB De C.V.,
42,800	5.00%, 3/30/20	48,426,959
21,400	6.125%, 3/30/40	26,277,574
	AT&T, Inc.,
1,718	5.35%, 9/1/40	1,926,696
5,000	5.50%, 2/1/18	5,937,960
1,100	5.80%, 2/15/19	1,335,234
51	AT&T Corp., 8.00%, 11/15/31	74,361
1,000	Axiata SPV1 Labuan Ltd., 5.375%, 4/28/20	1,062,344
4,500	Deutsche Telekom International Finance BV, 6.75%, 8/20/18	5,458,117
	Qtel International Finance Ltd. (a)(d),
3,000	3.375%, 10/14/16	3,033,750
7,300	5.00%, 10/19/25	7,391,250
	Qwest Communications International, Inc.,
9,503	7.50%, 2/15/14	9,569,473
	Qwest Corp.,
2,000	3.796%, 6/15/13, FRN	2,029,892
1,250	6.50%, 6/1/17	1,410,962
4,800	Sprint Capital Corp., 8.75%, 3/15/32	4,056,000

Fixed Income SHares: Series C Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
Telecommunications (continued)
$1,100	Verizon Communications, Inc., 8.75%, 11/1/18	$1,528,501

		119,519,073

Tobacco—0.7%
10,000	Altria Group, Inc., 10.20%, 2/6/39	15,902,090
1,400	Philip Morris International, Inc., 5.65%, 5/16/18	1,700,577
8,130	Reynolds American, Inc., 7.75%, 6/1/18	10,086,907

		27,689,574

Utilities—2.3%
2,618	Bruce Mansfield Unit, 6.85%, 6/1/34	2,806,044
	Consumers Energy Co.,
2,000	5.15%, 2/15/17	2,307,682
1,100	5.375%, 4/15/13	1,161,414
5,000	DTE Energy Co., 6.35%, 6/1/16	5,845,625
14,200	EDF S.A., 6.50%, 1/26/19 (a)(d)	16,466,249
27,500	Entergy Corp., 3.625%, 9/15/15	27,923,692
174	GG1C Funding Corp., 5.129%, 1/15/14 (a)(d)	177,649
	Korea Hydro & Nuclear Power Co., Ltd.,
300	3.125%, 9/16/15 (a)(d)	303,366
4,450	6.25%, 6/17/14	4,808,919
1,000	Majapahit Holding BV, 7.25%, 6/28/17	1,140,000
	Nevada Power Co.,
100	5.875%, 1/15/15	112,362
1,600	5.95%, 3/15/16	1,863,813
3,000	6.50%, 5/15/18	3,639,555
900	Nisource Finance Corp., 6.40%, 3/15/18	1,053,462
6,100	NRG Energy, Inc., 7.625%, 1/15/18	6,008,500
1,700	Ohio Edison Co., 5.45%, 5/1/15	1,872,528
2,900	Public Service Co. of Oklahoma, 6.15%, 8/1/16	3,266,087
1,900	Sierra Pacific Power Co., 6.00%, 5/15/16	2,242,285
4,500	Toledo Edison Co., 6.15%, 5/15/37	5,471,928
54	W3A Funding Corp., 8.09%, 1/2/17	53,753

		88,524,913

	Total Corporate Bonds & Notes (cost—$1,892,641,552)	2,032,288,702

U.S. GOVERNMENT AGENCY SECURITIES—14.3%
	Fannie Mae—13.0%
1,500	2.122%, 5/1/35, FRN, MBS	1,573,048
3,849	2.391%, 11/1/35, FRN, MBS	4,079,055
3	2.451%, 8/25/18, CMO, FRN	2,837
5	3.091%, 2/1/18, FRN, MBS	5,438
2,635	4.00%, 11/1/40, MBS	2,789,118
3	4.095%, 4/1/17, FRN, MBS	3,547
894	4.50%, 3/1/29, MBS	957,596
727	4.50%, 4/1/29, MBS	778,959
8,336	4.50%, 5/1/29, MBS	8,925,061
128	4.50%, 6/1/29, MBS	137,559
165	4.50%, 12/1/29, MBS	176,445
249	4.50%, 2/1/31, MBS	266,669
8	4.50%, 4/1/34, MBS	8,826

Fixed Income SHares: Series C Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
	Fannie Mae (continued)
$65	4.50%, 2/1/36, MBS	$69,454
791	4.50%, 1/1/39, MBS	845,654
1,959	4.50%, 2/1/39, MBS	2,096,630
1,220	4.50%, 3/1/39, MBS	1,305,068
8,652	4.50%, 4/1/39, MBS	9,258,095
1,098	4.50%, 5/1/39, MBS	1,174,668
92	4.50%, 6/1/39, MBS	98,300
4,933	4.50%, 7/1/39, MBS	5,279,222
190	4.50%, 8/1/39, MBS	205,238
2,007	4.50%, 9/1/39, MBS	2,147,985
7,575	4.50%, 11/1/39, MBS	8,105,703
262	4.50%, 12/1/39, MBS	280,053
8,568	4.50%, 4/1/40, MBS	9,168,492
87	4.50%, 6/1/40, MBS	92,711
646	4.50%, 7/1/40, MBS	691,229
10,874	4.50%, 8/1/40, MBS	11,634,813
1,418	4.50%, 9/1/40, MBS	1,519,103
35,661	4.50%, 10/1/40, MBS	38,159,798
1,558	4.50%, 11/1/40, MBS	1,667,399
420	4.50%, 12/1/40, MBS	448,998
60	4.50%, 1/1/41, MBS	64,211
19,787	4.50%, 2/1/41, MBS	21,173,819
3,513	4.50%, 3/1/41, MBS	3,759,271
55,626	4.50%, 4/1/41, MBS	59,523,652
73,855	4.50%, 5/1/41, MBS	79,030,374
1,253	4.50%, 6/1/41, MBS	1,340,455
5,853	4.50%, 7/1/41, MBS	6,262,962
56,015	4.50%, 8/1/41, MBS	59,941,383
106	4.50%, 9/1/41, MBS	113,053
583	4.50%, 11/1/41, MBS	624,114
143,000	4.50%, MBS, TBA (e)	152,496,094
1,371	5.29%, 11/25/33, CMO	1,426,884

		499,709,043

	Freddie Mac—0.0%
2	2.575%, 6/1/30, FRN, MBS	2,382
8	2.625%, 12/1/18, FRN, MBS	8,282
75	6.50%, 1/1/38, MBS	84,238
412	6.50%, 10/1/38, MBS	460,870

		555,772

	Ginnie Mae—0.0%
14	2.375%, 1/20/22, FRN, MBS	13,921

	Small Business Administration Participation Certificates—1.3%
237	4.504%, 2/10/14	244,311
3,947	4.77%, 4/1/24, ABS	4,334,413
21,945	5.32%, 1/1/27, ABS	24,686,000
17,933	5.70%, 8/1/26, ABS	20,236,342

		49,501,066

	Total U.S. Government Agency Securities (cost—$533,082,403)	549,779,802

MUNICIPAL BONDS—11.0%
Alaska—0.2%
5,400	Valdez Rev., BP Pipelines Project, 5.00%, 1/1/21, Ser. B	6,377,724

Fixed Income SHares: Series C Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
Arizona—0.1%
$2,000	Univ. of Arizona Rev., 6.423%, 8/1/35, Ser. A	$2,227,200

California—6.0%
2,400	Golden State Tobacco Securitization Corp. Rev.,
	5.75%, 6/1/47, Ser. A-1	1,813,464
15,000	Infrastructure & Economic Dev. Bank Rev., 6.486%, 5/15/49	17,592,600
	Los Angeles Cnty. Public Works Financing Auth. Rev.,
7,400	7.488%, 8/1/33	9,268,796
14,300	7.618%, 8/1/40	18,676,372
25,000	Los Angeles Community College Dist., GO, 6.75%, 8/1/49	33,344,250
3,000	Los Angeles Department of Water & Power Rev., 5.516%, 7/1/27, Ser. C	3,307,860
	Los Angeles Unified School Dist., GO,
1,500	5.00%, 7/1/18, Ser. I	1,827,945
1,300	6.758%, 7/1/34	1,700,621
13,600	Northern California Power Agcy. Rev., 7.311%, 6/1/40	15,880,720
300	Palomar Community College Dist., GO, 7.194%, 8/1/45, Ser. B-1	332,403
1,000	San Diego Cnty. Water Auth. Rev., 6.138%, 5/1/49	1,309,060
	State, GO,
800	4.85%, 10/1/14	860,936
400	6.20%, 10/1/19	472,592
1,500	6.65%, 3/1/22	1,821,645
8,550	7.55%, 4/1/39	11,470,252
36,400	7.60%, 11/1/40	49,354,396
12,000	7.70%, 11/1/30	14,177,640
23,500	7.95%, 3/1/36	27,717,075
	Univ. of California Rev.,
7,500	0.887%, 7/1/13, Ser. AA-2	7,545,000
2,500	4.75%, 5/15/33, Ser. L	2,649,850
9,715	5.00%, 5/15/22, Ser. D	11,011,758

		232,135,235

Illinois—0.5%
1,500	Chicago Board of Education, GO, 5.25%, 12/1/26, Ser. C	1,677,435
10,500	Chicago Transit Auth. Rev., 6.20%, 12/1/40, Ser. B	12,115,950
	Finance Auth. Rev., Univ. of Chicago,
1,240	5.00%, 7/1/27, Ser. A	1,291,361
1,600	5.50%, 7/1/37, Ser. B	1,804,816
2,500	Greater Chicago Metropolitan Water Reclamation Dist., GO,
	5.72%, 12/1/38	3,166,075

		20,055,637

Iowa—0.0%
725	Tobacco Settlement Auth. Rev., 6.50%, 6/1/23, Ser. A	689,279

Massachusetts—0.5%
17,000	School Building Auth. Rev., 5.468%, 6/15/27	19,505,120

Minnesota—0.1%
2,000	Rochester Health Care Facs. Rev., Mayo Clinic, 4.50%, 11/15/38, Ser. C, VRN	2,339,500
900	St. Louis Park Rev., Park Nicollett Health Services, 5.75%, 7/1/39	974,313

		3,313,813

Fixed Income SHares: Series C Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
Nevada—0.1%
$4,005	Clark Cnty. School Dist., GO, 5.00%, 6/15/19, Ser. A	$4,732,949

New Jersey—0.4%
	State Turnpike Auth. Rev.,
5,000	7.102%, 1/1/41, Ser. A	7,112,300
3,900	7.414%, 1/1/40, Ser. F	5,744,427
250	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1-A	188,790

		13,045,517

New York—1.0%
5,500	Metropolitan Transportation Auth. Rev., 5.871%, 11/15/39	6,454,250
3,000	New York City, GO, 4.769%, 10/1/23, Ser. A-2	3,295,410
	New York City Municipal Water Finance Auth. Rev.,
3,640	5.79%, 6/15/41	4,055,433
1,445	6.011%, 6/15/42	1,930,217
	New York City Transitional Finance Auth. Rev.,
400	4.325%, 11/1/21	443,052
800	4.525%, 11/1/22	892,616
500	5.00%, 11/1/19, Ser. I-2	626,245
1,300	5.00%, 1/15/25, Ser. S-1	1,480,947
3,000	5.267%, 5/1/27, Ser. G-3	3,401,070
700	5.572%, 11/1/38	846,244
800	5.932%, 11/1/36	896,744
5,000	Port Auth. of New York & New Jersey Rev.,
	5.125%, 5/1/34, Ser. 136 (NPFGC) (m)	5,196,750
	State Dormitory Auth. Rev.,
1,600	5.289%, 3/15/33	1,822,864
2,700	5.389%, 3/15/40	3,206,007
4,000	State Urban Dev. Corp. Rev., 5.77%, 3/15/39	4,775,000

		39,322,849

Ohio—0.4%
	American Municipal Power-Ohio, Inc. Rev.,
3,600	5.939%, 2/15/47	3,975,516
1,400	Comb Hydroelectric Projects, 7.834%, 2/15/41, Ser. B	1,964,578
	Buckeye Tobacco Settlement Financing Auth. Rev., Ser. A-2,
11,700	5.75%, 6/1/34	8,736,156
900	5.875%, 6/1/47	670,050

		15,346,300

Tennessee—0.0%
500	State School Bond Auth., GO, 4.848%, 9/15/27	577,925

Texas—1.6%
43,800	Dallas Area Rapid Transit Rev., 5.022%, 12/1/48	50,632,800
4,400	Dallas Cnty. Hospital Dist., GO, 5.621%, 8/15/44, Ser. C	5,555,264
4,100	North Texas Tollway Auth. Rev., 6.718%, 1/1/49, Ser. B	5,301,177

		61,489,241

Washington—0.0%
600	State, GO, zero coupon, 12/1/20, Ser. F (NPFGC)	485,208

Fixed Income SHares: Series C Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal Amount (000s)			Value*
Wisconsin—0.1%
	$2,300	State Rev., 6.00%, 5/1/36, Ser. A	$2,718,232

		Total Municipal Bonds (cost—$354,424,204)	422,022,229

SOVEREIGN DEBT OBLIGATIONS—7.0%
Australia—0.2%
AUD	5,400	Queensland Treasury Corp., 6.00%, 9/14/17, Ser. 17	6,175,170

Brazil—5.3%
		Brazil Notas do Tesouro Nacional, Ser. F,
BRL	24,573	10.00%, 1/1/14	14,051,731
BRL	164,206	10.00%, 1/1/17	90,746,018
BRL	147,171	10.00%, 1/1/21	78,036,112
	$3,300	Brazilian Development Bank, 6.369%, 6/16/18	3,778,500
		Brazilian Government International Bond,
	1,600	4.875%, 1/22/21	1,808,000
	12,176	8.875%, 10/14/19	17,198,600

			205,618,961

Canada—0.3%
CAD	2,400	Province of Ontario Canada, 6.50%, 3/8/29	3,403,433
	$7,800	Province of Quebec Canada, 3.50%, 7/29/20	8,462,259

			11,865,692

Colombia—0.1%
	2,000	Colombia Government International Bond, 7.375%, 1/27/17	2,470,000

Indonesia—0.1%
	3,100	Indonesia Government International Bond, 6.875%, 1/17/18	3,696,750

Korea (Republic of)—0.4%
	10,800	Export-Import Bank of Korea, 4.00%, 1/29/21	10,424,322
		Korea Development Bank,
	3,950	4.00%, 9/9/16	4,060,817
	300	8.00%, 1/23/14	330,969

			14,816,108

Mexico—0.3%
	10,000	Mexico Government International Bond, 6.05%, 1/11/40	12,140,000

Qatar—0.3%
		Qatar Government International Bond (a)(d),
	3,300	4.00%, 1/20/15	3,473,250
	6,100	5.25%, 1/20/20	6,702,680

			10,175,930

Russian Federation—0.0%
	1,670	Russian Federation Bond, 7.50%, 3/31/30	1,983,125

South Africa—0.0%
	300	South Africa Government International Bond, 6.875%, 5/27/19	360,000

		Total Sovereign Debt Obligations (cost—$253,433,117)	269,301,736

Fixed Income SHares: Series C Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
MORTGAGE-BACKED SECURITIES—4.6%
$216	Banc of America Funding Corp., 5.745%, 1/20/47, CMO, VRN	$140,577
996	Banc of America Large Loan, Inc., 0.795%, 8/15/29, CMO, FRN (b)	928,389
4,400	Banc of America Merrill Lynch Commercial Mortgage, Inc., 5.889%, 7/10/44, CMO, VRN	4,949,674
	Bear Stearns Adjustable Rate Mortgage Trust, CMO,
1,531	2.25%, 8/25/35, FRN	1,311,422
129	2.586%, 10/25/33, VRN	126,422
1,597	2.704%, 10/25/35, FRN	1,584,839
1,748	2.71%, 3/25/35, FRN	1,643,414
85	2.814%, 5/25/34, FRN	68,025
374	3.078%, 3/25/35, FRN	353,502
	Bear Stearns Alt-A Trust, CMO, VRN,
1,392	2.765%, 2/25/36	540,368
4,476	2.775%, 11/25/36	2,344,644
5,807	2.833%, 11/25/36	2,977,219
	Bear Stearns Commercial Mortgage Securities, CMO,
1,600	5.54%, 9/11/41	1,824,298
7,500	5.694%, 6/11/50, VRN	8,495,670
	Citigroup Mortgage Loan Trust, Inc., CMO, FRN,
672	2.23%, 9/25/35	593,240
599	2.45%, 9/25/35	497,689
	Citigroup/Deutsche Bank Commercial Mortgage Trust, CMO,
4,400	5.322%, 12/11/49	4,815,160
8,000	5.505%, 1/15/46, VRN	8,858,324
€279	Cordusio RMBS SRL, 1.527%, 6/30/35, CMO, FRN	314,401
	Countrywide Alternative Loan Trust, CMO,
$2,263	0.466%, 11/25/46, FRN	1,305,264
644	0.476%, 5/25/36, FRN	333,174
11,294	6.25%, 8/25/37	6,850,764
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
314	0.596%, 3/25/35, FRN	156,624
68	2.797%, 8/25/34, VRN	48,825
20	Credit Suisse First Boston Mortgage Securities Corp., 2.435%, 7/25/33, CMO, VRN	18,077
	Credit Suisse Mortgage Capital Certificates, CMO,
2,600	5.311%, 12/15/39	2,852,244
7,300	5.902%, 6/15/39, VRN	7,911,773
	Downey Savings & Loan Assoc. Mortgage Loan Trust, CMO, FRN,
2,323	0.541%, 8/19/45	1,440,969
1,365	2.474%, 7/19/44	1,010,545
123	First Horizon Asset Securities, Inc., 2.541%, 12/25/33, CMO, FRN	115,083
3,675	Greenpoint Mortgage Funding Trust, 0.506%, 6/25/45, CMO, FRN	2,062,141
15	Greenpoint Mortgage Pass Through Certificates, 2.801%, 10/25/33, CMO, FRN	12,196
	GSR Mortgage Loan Trust, CMO, FRN,
119	1.87%, 3/25/33	115,626
920	2.658%, 9/25/35	798,094
2,200	2.71%, 9/25/35	1,983,098
	Harborview Mortgage Loan Trust, CMO,
329	0.471%, 1/19/38, FRN	197,242
575	0.621%, 6/20/35, FRN	449,278

Fixed Income SHares: Series C Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
$241	2.938%, 5/19/33, VRN	$224,504
368	Homebanc Mortgage Trust, 5.662%, 4/25/37, CMO, VRN	303,001
€61	IntesaBci Sec 2 SRL, 1.754%, 8/28/23, CMO, FRN	78,079
	JPMorgan Chase Commercial Mortgage Securities Corp., CMO,
$12,500	3.341%, 7/15/46 (a)(d)	13,144,150
20,600	4.106%, 7/15/46 (a)(d)	22,288,664
1,000	5.336%, 5/15/47	1,093,415
6,600	5.42%, 1/15/49	7,324,235
2,200	5.44%, 6/12/47	2,448,081
	JPMorgan Mortgage Trust, CMO,
122	2.053%, 11/25/33, FRN	120,038
1,736	2.813%, 7/25/35, FRN	1,588,159
195	5.019%, 2/25/35, FRN	193,516
5,494	5.25%, 2/25/36, VRN	4,287,107
1,859	5.313%, 7/25/35, VRN	1,825,945
	Merrill Lynch/Countrywide Commercial Mortgage Trust, CMO, VRN,
1,200	5.172%, 12/12/49	1,327,824
1,600	6.164%, 8/12/49	1,776,343
561	Morgan Stanley Dean Witter Capital I, 4.74%, 11/13/36, CMO	573,447
1,500	Morgan Stanley Reremic Trust, 5.984%, 8/15/45, CMO, VRN (a)(d)	1,713,011
508	Ocwen Residential MBS Corp., 7.00%, 10/25/40, CMO, VRN (a)(d)(g)	45,567
	RBSSP Resecuritization Trust, CMO, FRN (a)(d),
1,541	0.556%, 5/26/37	1,443,930
15,384	0.596%, 3/26/37	13,786,571
7,340	0.775%, 9/26/34	6,465,131
10,234	0.775%, 3/26/36	9,729,787
6,591	0.775%, 4/26/37	6,022,329
1,563	Residential Accredit Loans, Inc., 0.486%, 4/25/46, CMO, FRN	588,673
152	Structured Adjustable Rate Mortgage Loan Trust, 2.559%, 2/25/34, CMO, VRN	139,213
4,207	Structured Asset Mortgage Investments, Inc., 0.496%, 5/25/36, CMO, FRN	2,011,528
	Wachovia Bank Commercial Mortgage Trust, CMO,
371	0.365%, 6/15/20, FRN (a)(d)	336,559
700	5.416%, 1/15/45, VRN	775,486
1,300	5.678%, 5/15/46	1,466,470
	WaMu Mortgage Pass Through Certificates, CMO, FRN,
230	0.586%, 1/25/45	179,945
2,550	0.683%, 11/25/34	1,939,628
1,300	1.197%, 2/25/46	858,283
793	Wells Fargo Mortgage-Backed Securities Trust, 2.635%, 3/25/36, CMO, VRN	575,867

	Total Mortgage-Backed Securities (cost—$164,306,149)	176,702,780

U.S. TREASURY OBLIGATIONS (j)—1.9%
11,190	U.S. Treasury Inflation Indexed Bonds, 3.625%, 4/15/28 (i)	17,101,587
55,900	U.S. Treasury Notes, 2.00%, 11/15/21	56,939,404

	Total U.S. Treasury Obligations (cost—$71,277,690)	74,040,991

SENIOR LOANS (a)(c)—0.6%
Financial Services—0.6%
23,000	Springleaf Financial Corp., 5.50%, 5/10/17	21,495,409

Fixed Income SHares: Series C Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
Healthcare & Hospitals—0.0%
	HCA, Inc.,
$370	2.52%, 11/17/13, Term B1	$366,988
886	3.829%, 3/31/17, Term B2	867,935

		1,234,923

	Total Senior Loans (cost—$24,153,070)	22,730,332

ASSET-BACKED SECURITIES—0.2%
34	ACE Securities Corp., 0.326%, 12/25/36, FRN	33,449
	Bear Stearns Asset Backed Securities Trust, FRN,
2,000	0.476%, 12/25/36	1,162,376
602	1.276%, 10/25/37	347,571
349	BNC Mortgage Loan Trust, 0.376%, 5/25/37, FRN	310,725
	Conseco Financial Corp.,
292	6.22%, 3/1/30	319,699
4,304	6.53%, 2/1/31, VRN	4,335,763
168	JPMorgan Mortgage Acquisition Corp., 0.356%, 3/25/37, FRN	160,925
3	Keystone Owner Trust, 9.00%, 1/25/29 (a)(d)	1,329
650	MASTR Asset-Backed Securities Trust, 0.356%, 5/25/37, FRN	585,352
286	Merrill Lynch Mortgage Investors, Inc., 0.396%, 2/25/37, FRN	135,755
210	Morgan Stanley Mortgage Loan Trust, 0.636%, 4/25/37, FRN	80,625
13	Nationstar Home Equity Loan Trust, 0.336%, 6/25/37, FRN	13,062
299	Popular ABS Mortgage Pass Through Trust, 0.366%, 6/25/47, FRN	259,554

	Total Asset-Backed Securities (cost—$7,483,001)	7,746,185

Shares
PREFERRED STOCK—0.0%
Capital Markets—0.0%
56,000	Goldman Sachs Group, Inc., 3.75%, Ser. A (o) (cost—$1,400,000)	1,065,680

CONVERTIBLE PREFERRED STOCK—0.0%
Financial Services—0.0%
700	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (h) (cost—$337,750)	766,500

COMMON STOCK—0.0%
Insurance—0.0%
451	American International Group, Inc. (k) (cost—$13,115)	11,325

Principal Amount (000s)
SHORT-TERM INVESTMENTS—10.8%
U.S. Treasury Obligations (j)(p)—2.6%
	U.S. Treasury Bills,
$98,085	0.025%-0.066%, 3/1/12-6/28/12 (cost—$98,071,637)	98,070,775

Corporate Notes—1.1%
Banking—0.1%
5,100	Banco Santander Chile, 1.811%, 4/20/12, FRN (a)(d)	5,100,719

Fixed Income SHares: Series C Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal Amount (000s)			Value*
Financial Services—0.9%
	$800	AK Transneft OJSC Via TransCapitalInvest Ltd., 6.103%, 6/27/12 (a)(d)	$815,043
	4,700	Ford Motor Credit Co. LLC, 7.50%, 8/1/12	4,832,018
		Merrill Lynch & Co., Inc.,
	€2,150	2.154%, 9/27/12, FRN	2,782,716
	$7,470	6.05%, 8/15/12	7,619,071
		SLM Corp.,
	€1,600	3.125%, 9/17/12	2,079,472
	£500	4.875%, 12/17/12	773,761
	$2,650	5.125%, 8/27/12	2,676,532
	11,200	5.375%, 1/15/13	11,468,229
	100	TNK-BP Finance S.A., 6.125%, 3/20/12 (a)(d)	101,000

			33,147,842

Food & Beverage—0.0%
	400	Kroger Co., 6.20%, 6/15/12	408,075

Insurance—0.0%
	1,800	American International Group, Inc., 4.95%, 3/20/12	1,800,000

Oil & Gas—0.1%
	800	BP Capital Markets PLC, 2.75%, 2/27/12	801,070
		Enterprise Products Operating LLC,
	600	4.60%, 8/1/12	611,457
	756	7.625%, 2/15/12	757,504

			2,170,031

Utilities—0.0%
	200	Midamerican Energy Holdings Co., 5.875%, 10/1/12	206,623

		Total Corporate Notes (cost—$42,618,797)	42,833,290

Sovereign Debt Obligations—0.1%
Brazil—0.1%
BRL	8,390	Brazil Notas do Tesouro Nacional, 10.00%, 1/1/13, Ser. F (cost—$5,248,792)	4,819,708

Repurchase Agreements—7.0%
	$49,800	Bank of America Corp., dated 1/31/12, 0.21%, due 2/1/12, proceeds $49,800,290; collateralized by U.S. Treasury Notes, 0.25%, due 1/15/15, valued at $50,805,402 including accrued interest	49,800,000
	43,900	BNP Paribas Securities Co., dated 1/31/12, 0.20%, due 2/1/12, proceeds $43,900,244; collateralized by U.S. Treasury Bonds, 6.25%, due 5/15/30, valued at $45,173,709 including accrued interest	43,900,000
	28,500	BNP Paribas Securities Co., dated 1/31/12, 0.24%, due 2/1/12, proceeds $28,500,190; collateralized by Fannie Mae, 5.00%, due 5/1/35, value at $29,402,700 including accrued interest	28,500,000
	5,500	Citigroup Global Markets, Inc., dated 1/31/12, 0.21%, due 2/1/12, proceeds $5,500,032; collateralized by Fannie Mae, 0.50%, due 9/6/13, valued at $5,613,630 including accrued interest	5,500,000

Fixed Income SHares: Series C Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
$5,800	Goldman Sachs & Co., dated 1/31/12, 0.23%, due 2/1/12, proceeds $5,800,037; collateralized by Fannie Mae, 4.00%, due 1/1/42, valued at $5,964,827 including accrued interest	$5,800,000
35,100	Morgan Stanley & Co., dated 1/31/12, 0.21%, due 2/1/12, proceeds $35,100,205; collateralized by U.S. Treasury Notes, 1.00%, due 8/31/16, valued at $35,873,719 including accrued interest	35,100,000
100,000	RBC Capital Markets, dated 1/31/12 0.21%, due 2/1/12, proceeds $100,000,583; collateralized by U.S. Treasury Notes 3.625%, due 2/15/21, valued at $102,070,785 including accrued interest	100,000,000
1,163	State Street Bank & Trust Co., dated 1/31/12, 0.01%, due 2/1/12, proceeds $1,163,000; collateralized by Federal Home Loan Bank, 0.255%, due 7/20/12, valued at $1,187,963 including accrued interest	1,163,000

	Total Repurchase Agreements (cost—$269,763,000)	269,763,000

	Total Short-Term Investments (cost—$415,702,226)	415,486,773

Contracts/ Notional Amount (000s)
OPTIONS PURCHASED (k)—0.2%
	Call Options—0.2%
$767,350	1-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 1.25%, expires 4/30/12 (cost—$2,943,296)	5,894,169

	Total Investments, before options written (cost—$3,721,197,573) (q)—103.4%	3,977,837,204

OPTIONS WRITTEN (k)—(0.1)%
	Call Options—(0.0)%
	Financial Futures Euro—90 day (CME),
838	strike price $99.50, expires 6/18/12	(220,878)
2,551	strike price $99.63, expires 6/18/12	(225,783)

		(446,661)

	Put Options—(0.1)%
$1,534,700	1-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 2.00%, expires 4/30/12	(3,070)
$1,291,700	2-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 2.25%, expires 9/24/12	(142,345)
$306,900	3-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 2.75%, expires 6/18/12	(1,903)

Fixed Income SHares: Series C Schedule of Investments

January 31, 2012 (unaudited) (continued)

Contracts/ Notional Amount (000s)			Value*
$1,376,100	strike rate 3.00%, expires 6/18/12		$(3,440)
	Financial Futures Euro—90 day (CME),
838	strike price $99.50, expires 6/18/12		(127,449)
6,206	strike price $99.63, expires 6/18/12		(1,779,803)

			(2,058,010)

	Total Options Written (premiums received—$33,667,784)		(2,504,671)

	Total Investments, net of options written (cost—$3,687,529,789)	103.3%	3,975,332,533
	Other liabilities in excess of other assets	(3.3)	(127,880,439)

	Net Assets	100.0%	$3,847,452,094

Notes to Schedule of Investments:

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $560,852,909, representing 14.6% of net assets.
(b)	Illiquid.
(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Portfolio is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on January 31, 2012.
(d)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(e)	Delayed-delivery. To be delivered after January 31, 2012.
(f)	In default.
(g)	Fair-Valued—Security with a value of $45,567, representing less than 0.05% of net assets.
(h)	Perpetual maturity. The date shown is the next call date. For Corporate Bonds & Notes, the interest rate is fixed until the first call date and variable thereafter.
(i)	Inflationary Bonds—Principal amount of security is adjusted for inflation/deflation.
(j)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.
(k)	Non-income producing.
(l)	All or partial amount transferred for the benefit of the counterparty as collateral for reverse repurchase agreements.
(m)	Subject to Alternative Minimum Tax.
(n)	Restricted. The aggregate acquisition cost of such securities is $10,761,245 and the aggregate market value is $7,530,667, representing 0.2% of net assets.
(o)	Floating Rate. The rate disclosed reflects the rate in effect on January 31, 2012.
(p)	Rates reflect the effective yields at purchase date.
(q)	At January 31, 2012, the cost basis of portfolio securities (before options written) for federal income tax purposes was $3,721,316,711. Gross unrealized appreciation was $326,492,615; gross unrealized depreciation was $69,972,122; and net unrealized appreciation was $256,520,493. The difference between book and tax cost was attributable to wash sale loss deferrals.

Glossary:

ABS	—	Asset-Backed Securities
AUD	—	Australian Dollar
BRL	—	Brazilian Real
	£—	British Pound
CAD	—	Canadian Dollar
CME	—	Chicago Mercantile Exchange
CMO	—	Collateralized Mortgage Obligation
	€—	Euro
FRN	—	Floating Rate Note. The interest rate disclosed reflects the rate in effect on January 31, 2012.
GO	—	General Obligation Bond
LIBOR	—	London Inter-Bank Offered Rate
MBIA	—	insured by Municipal Bond Investors Assurance
MBS	—	Mortgage-Backed Securities
NPFGC	—	insured by National Public Finance Guarantee Corp.
OTC	—	Over-the-Counter
TBA	—	To Be Announced
VRN	—	Variable Rate Note. Instruments whose interest rates change on a specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on January 31, 2012.
ULC	—	Unlimited Liability Corporation

Other Investments:

(A) Futures contracts outstanding at January 31, 2012:

Type		Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long:	Financial Futures Euro—90 day	8,991	$2,236,511	12/17/12	$5,266,388
	Financial Futures Euro—90 day	21,930	5,452,072	9/16/13	36,531,575

					$41,797,963

(B) Transactions in options written for the three months ended January 31, 2012:

	Contracts	Notional Amount (000s)	Premiums
Options outstanding, October 31, 2011	10,433	$4,912,400	$35,752,834
Options terminated in closing transactions	—	(403,000)	(2,085,050)

Options outstanding, January 31, 2012	10,433	$4,509,400	$33,667,784

(C) Credit default swap agreements outstanding at January 31, 2012:

OTC buy protection swaps (1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (4)	Credit Spread (3)	Termination Date	Payments Made	Market Value (5)	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)
Bank of America:
DTE Energy	$5,000	1.17%	6/20/16	(0.97)%	$37,188	—	$37,188
Deutsche Bank:
Morgan Stanley	13,300	2.97	12/20/16	(1.00)	1,117,559	$1,594,469	(476,910)
JPMorgan Chase:
Lexmark International	5,000	0.93	6/20/13	(1.19)	(25,322)	—	(25,322)

					$1,129,425	$1,594,469	$(465,044)

OTC sell protection swaps (2):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (4)	Credit Spread (3)	Termination Date	Payments Received	Market Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Bank of America:
American International Group	$4,000	1.93%	12/20/12	0.90%	$(32,137)	—	$(32,137)
China Government International Bond	2,000	1.28	9/20/16	1.00	(22,828)	$10,372	(33,200)
Dow Jones MCDX 5-Year Index	43,000	1.38	12/20/15	1.00	(508,331)	(2,111,240)	1,602,909
General Electric	4,000	0.71	6/20/12	5.00	90,764	75,672	15,092
JPMorgan Chase	3,000	0.49	9/20/12	0.39	(578)	—	(578)
Barclays Bank:
Brazilian Government International Bond	44,000	0.58	3/20/12	1.00	77,488	90,126	(12,638)
China Government International Bond	28,800	1.07	9/20/15	1.00	(32,770)	271,505	(304,275)
China Government International Bond	6,000	1.28	9/20/16	1.00	(68,485)	31,115	(99,600)
Dow Jones CDX EM-15 Index	5,700	2.59	6/20/16	5.00	591,548	769,500	(177,952)
BNP Paribas:
China Government International Bond	17,500	1.07	9/20/15	1.00	(19,912)	161,043	(180,955)
General Electric	15,200	1.33	12/20/13	4.90	1,100,666	—	1,100,666
General Electric	900	1.70	9/20/15	1.00	(20,961)	(45,701)	24,740
Citigroup:
China Government International Bond	6,300	1.07	9/20/15	1.00	(7,168)	58,011	(65,179)
China Government International Bond	4,000	1.28	9/20/16	1.00	(45,657)	20,743	(66,400)
Dow Jones MCDX 5-Year Index	27,000	1.38	12/20/15	1.00	(319,185)	(1,298,092)	978,907
El Paso	2,700	1.25	3/20/14	5.00	229,460	(133,380)	362,840
United Kingdom Gilt	16,200	0.48	6/20/15	1.00	301,862	132,275	169,587
United Kingdom Gilt	33,500	0.68	6/20/16	1.00	497,085	415,748	81,337
Credit Suisse First Boston:
China Government International Bond	4,700	0.94	3/20/15	1.00	14,753	51,098	(36,345)
China Government International Bond	4,000	1.28	9/20/16	1.00	(45,657)	19,751	(65,408)
United Kingdom Gilt	13,000	0.54	9/20/15	1.00	231,851	133,971	97,880
Deutsche Bank:
Berkshire Hathaway	11,900	0.98	9/20/13	1.10	38,295	—	38,295
Dow Jones CDX EM-14 Index	19,000	2.52	12/20/15	5.00	1,830,498	2,715,450	(884,952)
Dow Jones MCDX 5-Year Index	6,000	1.38	12/20/15	1.00	(70,930)	(278,047)	207,117
France Government Bond	3,800	1.56	9/20/15	0.25	(173,580)	(138,576)	(35,004)
France Government Bond	31,100	1.65	3/20/16	0.25	(1,701,925)	(1,104,012)	(597,913)
General Electric	7,700	1.33	12/20/13	3.80	389,335	—	389,335
Procter & Gamble	3,000	0.30	3/20/14	1.27	66,722	—	66,722
Goldman Sachs:
BP Capital Markets	3,400	0.92	6/20/15	5.00	481,943	89,913	392,030
California State Municipal Bond	3,300	1.94	12/20/18	1.63	(50,948)	—	(50,948)
California State Municipal Bond	25,000	1.94	12/20/18	1.65	(357,570)	—	(357,570)
Dow Jones CDX HY-9 5-Year Index 35-100%	3,318	0.16	12/20/12	2.05	63,928	—	63,928
El Paso	350	1.44	9/20/14	5.00	34,287	(27,125)	61,412
France Government Bond	25,900	1.65	3/20/16	0.25	(1,417,359)	(866,475)	(550,884)
HSBC Bank:
Brazilian Government International Bond	18,100	0.58	3/20/12	1.00	31,876	40,788	(8,912)
China Government International Bond	3,000	1.07	9/20/15	1.00	(3,414)	(41,619)	38,205
China Government International Bond	6,200	1.07	9/20/15	1.00	(7,055)	57,090	(64,145)
JPMorgan Chase:
American Express	2,800	0.47	3/20/14	2.75	145,363	—	145,363
BP Capital Markets	600	0.92	6/20/15	5.00	85,049	6,025	79,024
China Government International Bond	22,000	0.94	3/20/15	1.00	69,058	254,938	(185,880)
France Government Bond	4,900	1.56	9/20/15	0.25	(223,828)	(171,695)	(52,133)
Morgan Stanley:
China Government International Bond	17,200	1.07	9/20/15	1.00	(19,571)	137,396	(156,967)
Dow Jones CDX IG-16 5-Year Index	1,500	0.97	6/20/16	1.00	3,832	(12,803)	16,635
Dow Jones MCDX 5-Year Index	18,000	1.38	12/20/15	1.00	(212,789)	(918,524)	705,735
France Government Bond	22,300	1.75	9/20/16	0.25	(1,453,781)	(1,052,990)	(400,791)
Royal Bank of Scotland:
China Government International Bond	41,500	1.75	9/20/15	1.00	(47,220)	379,143	(426,363)
UBS:
SLM	5,000	2.67	12/20/12	5.00	132,288	135,674	(3,386)

					$(355,688)	$(2,142,932)	$1,787,244

Centrally cleared sell protection swaps (2):

Broker (Exchange)/ Referenced Debt Issuer	Notional Amount (000s) (4)	Credit Spread (3)	Termination Date	Payments Received	Market Value (5)	Unrealized Depreciation
Morgan Stanley (CME):
Dow Jones CDX HY-17 5-Year Index	$625,436	5.67%	12/20/16	5.00%	$12,682,452	$(13,827,790)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

This represents the maximum potential amount the Portfolio could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at January 31, 2012 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(D) Interest rate swap agreements outstanding at January 31, 2012:

OTC interest rate swaps:

				Rate Type			Upfront
Swap Counterparty	Notional Amount (000s)		Termination Date	Payments Made	Payments Received	Market Value	Premiums Paid (Received)	Unrealized Appreciation
Bank of America	BRL	200,000	1/2/14	BRL-CDI-Compounded	12.31%	$5,413,309	—	$5,413,309
Barclays Bank	MXN	91,800	4/9/19	28-Day Mexico Interbank TIIE Banxico	7.78	814,158	$3,208	810,950
Deutsche Bank	AUD	188,640	12/15/15	6-Month Australian Bank Bill	5.00	6,722,546	(2,459,889)	9,182,435
HSBC Bank	BRL	195,300	1/2/14	BRL-CDI-Compounded	12.12	5,520,613	360,272	5,160,341
HSBC Bank	MXN	2,250,000	9/6/16	28-Day Mexico Interbank TIIE Banxico	5.60	2,233,140	666,135	1,567,005
Morgan Stanley	BRL	1,700	1/2/14	BRL-CDI-Compounded	10.58	8,204	1,019	7,185
Morgan Stanley	MXN	1,500,000	9/6/16	28-Day Mexico Interbank TIIE Banxico	5.60	1,488,760	373,129	1,115,631

						$22,200,730	$(1,056,126)	$23,256,856

Centrally cleared interest rate swaps:

			Rate Type
Broker (Exchange)	Notional Amount (000s)	Termination Date	Payments Made	Payments Received	Market Value	Unrealized Appreciation
Barclays Bank (CME)	$8,500	12/21/16	3-Month USD-LIBOR	2.25%	$543,633	$144,133
Barclays Bank (CME)	£127,900	3/21/22	6-Month GBP-LIBOR	3.00	13,535,496	3,560,076
Citigroup (CME)	€58,000	3/16/21	6-Month EUR-LIBOR	3.00	6,252,348	1,743,333
Credit Suisse First Boston (CME)	€4,000	9/16/19	6-Month EUR-LIBOR	4.00	803,917	201,319

					$21,135,394	$5,648,861

AUD	—	Australian Dollar
BRL	—	Brazilian Real
CDI	—	Inter-Bank Deposit Certificate
CDX	—	Credit Derivatives Index
CME	—	Chicago Mercantile Exchange
EUR/€	—	Euro
GBP/£	—	British Pound
LIBOR	—	London Inter-Bank Offered Rate
MCDX	—	Municipal Bond Credit Derivative Index
MXN	—	Mexican Peso
TIIE	—	Inter-Bank Equilibrium Interest Rate

(E) Forward foreign currency contracts outstanding at January 31, 2012:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value January 31, 2012	Unrealized Appreciation (Depreciation)
Purchased:
34,715,271 Brazilian Real settling 3/2/12	HSBC Bank	$18,311,000	$19,717,864	$1,406,864
18,407,000 British Pound settling 2/2/12	Citigroup	28,634,127	29,005,764	371,637
1,504,000 British Pound settling 3/2/12	Morgan Stanley	2,361,671	2,369,463	7,792
24,299,000 Canadian Dollar settling 2/9/12	Barclays Bank	23,734,707	24,229,103	494,396
28,506,000 Canadian Dollar settling 2/9/12	Deutsche Bank	27,921,601	28,424,002	502,401
62,409,000 Canadian Dollar settling 2/9/12	Royal Bank of Canada	60,998,337	62,229,478	1,231,141
21,198,000 Canadian Dollar settling 3/22/12	Royal Bank of Canada	21,209,028	21,116,858	(92,170)
32,650,000 Canadian Dollar settling 2/9/12	UBS	31,825,093	32,556,081	730,988
511,455,000 Chilean Peso settling 8/14/12	Morgan Stanley	1,038,909	1,021,400	(17,509)
511,455,000 Chilean Peso settling 3/15/12	UBS	943,731	1,035,397	91,666
182,475,947 Chinese Yuan Renminbi settling 2/1/13	Barclays Bank	28,941,467	28,935,962	(5,505)
215,000,000 Chinese Yuan Renminbi settling 6/1/12	Citigroup	33,630,533	34,070,200	439,667
405,073,050 Chinese Yuan Renminbi settling 2/13/12	Deutsche Bank	62,520,922	64,200,061	1,679,139
108,600,000 Chinese Yuan Renminbi settling 6/1/12	Deutsche Bank	17,025,176	17,209,413	184,237
89,000,000 Chinese Yuan Renminbi settling 8/5/13	Deutsche Bank	14,208,174	14,121,872	(86,302)
165,558,212 Chinese Yuan Renminbi settling 6/1/12	Goldman Sachs	25,904,900	26,235,356	330,456
222,600,000 Chinese Yuan Renminbi settling 6/1/12	HSBC Bank	34,855,487	35,274,542	419,055
1,290,624,515 Chinese Yuan Renminbi settling 2/13/12	JPMorgan Chase	198,225,163	204,551,185	6,326,022
62,778,288 Chinese Yuan Renminbi settling 6/1/12	JPMorgan Chase	9,827,534	9,948,227	120,693
64,000,000 Chinese Yuan Renminbi settling 8/5/13	Royal Bank of Scotland	10,174,881	10,155,054	(19,827)
115,000,000 Chinese Yuan Renminbi settling 4/25/14	Royal Bank of Scotland	18,792,436	18,280,003	(512,433)
334,228,083 Chinese Yuan Renminbi settling 6/1/12	UBS	52,771,467	52,963,804	192,337
626,757,868 Chinese Yuan Renminbi settling 10/15/12	UBS	98,717,572	99,307,236	589,664
143,497,285 Chinese Yuan Renminbi settling 2/1/13	UBS	22,764,700	22,754,955	(9,745)
69,000,000 Chinese Yuan Renminbi settling 8/5/13	UBS	10,993,388	10,948,418	(44,970)
2,456,000 Euro settling 2/17/12	Barclays Bank	3,307,397	3,212,659	(94,738)
2,621,000 Euro settling 2/17/12	Citigroup	3,573,374	3,428,493	(144,881)
8,695,000 Euro settling 2/17/12	Deutsche Bank	11,321,677	11,373,806	52,129
725,000 Euro settling 2/17/12	JPMorgan Chase	977,376	948,362	(29,014)
1,118,013,459 Indian Rupee settling 7/12/12	UBS	24,168,038	21,890,154	(2,277,884)
210,698,000 Malaysian Ringgit settling 4/23/12	UBS	69,755,043	68,915,613	(839,430)
4,907,349 Mexican Peso settling 3/15/12	Barclays Bank	351,334	375,151	23,817
67,516 Mexican Peso settling 3/15/12	Deutsche Bank	4,916	5,161	245
1,859,845,936 Mexican Peso settling 3/15/12	HSBC Bank	137,087,297	142,179,362	5,092,065
1,616,491,361 Mexican Peso settling 3/15/12	JPMorgan Chase	120,938,105	123,575,671	2,637,566
209,538,000 Norwegian Krone settling 2/16/12	Credit Suisse First Boston	34,813,893	35,694,879	880,986
209,538,000 Norwegian Krone settling 2/16/12	Goldman Sachs	34,767,531	35,694,879	927,348
209,538,000 Norwegian Krone settling 2/16/12	UBS	34,799,404	35,694,879	895,475
2,175,849,500 Philippines Peso settling 3/15/12	Barclays Bank	50,903,018	50,557,857	(345,161)
800,448,000 Philippines Peso settling 3/15/12	Citigroup	18,417,044	18,599,143	182,099
642,000,000 Philippines Peso settling 3/15/12	JPMorgan Chase	14,753,509	14,917,458	163,949
137,203,410,000 South Korean Won settling 2/27/12	UBS	120,875,578	121,889,843	1,014,265
2,500,000 Taiwan Dollar settling 4/9/12	Barclays Bank	82,751	84,595	1,844
3,538,847 Taiwan Dollar settling 4/9/12	JPMorgan Chase	117,336	119,748	2,412
Sold:
135,000 Australian Dollar settling 2/2/12	Barclays Bank	133,385	143,323	(9,938)
89,841,000 Australian Dollar settling 3/15/12	HSBC Bank	95,132,635	94,935,361	197,274
89,706,000 Australian Dollar settling 2/2/12	Westpac	88,306,586	95,236,376	(6,929,790)
53,785,539 Brazilian Real settling 3/2/12	Deutsche Bank	29,370,141	30,549,551	(1,179,410)
269,913,170 Brazilian Real settling 3/2/12	Goldman Sachs	147,776,168	153,307,492	(5,531,324)
1,815,000 British Pound settling 3/2/12	Barclays Bank	2,832,195	2,859,425	(27,230)
16,726,000 British Pound settling 3/2/12	Citigroup	26,011,155	26,350,822	(339,667)
18,407,000 British Pound settling 2/2/12	Royal Bank of Canada	28,818,091	29,005,764	(187,673)
21,198,000 Canadian Dollar settling 2/9/12	Royal Bank of Canada	21,229,845	21,137,023	92,822
511,455,000 Chilean Peso settling 3/15/12	Morgan Stanley	1,052,376	1,035,397	16,979
315,475,000 Chinese Yuan Renminbi settling 2/13/12	Credit Suisse First Boston	50,000,000	49,999,658	342
182,475,947 Chinese Yuan Renminbi settling 2/13/12	Barclays Bank	28,909,371	28,920,628	(11,257)
630,500,000 Chinese Yuan Renminbi settling 2/13/12	Goldman Sachs	100,000,000	99,927,996	72,004
17,889,628 Chinese Yuan Renminbi settling 2/13/12	HSBC Bank	2,833,776	2,835,329	(1,553)
1,262,100,000 Chinese Yuan Renminbi settling 2/13/12	JPMorgan Chase	200,000,000	200,030,332	(30,332)
85,948,917 Chinese Yuan Renminbi settling 2/13/12	UBS	13,616,749	13,622,051	(5,302)
167,481,000 Euro settling 2/17/12	Barclays Bank	228,051,931	219,079,520	8,972,411
682,000 Euro settling 2/17/12	Deutsche Bank	909,945	892,115	17,830
148,406,000 Euro settling 2/17/12	UBS	201,977,636	194,127,783	7,849,853
212,025,000 Mexican Peso settling 3/15/12	Barclays Bank	15,000,000	16,208,643	(1,208,643)
211,927,500 Mexican Peso settling 3/15/12	Deutsche Bank	15,000,000	16,201,190	(1,201,190)
817,289,300 Mexican Peso settling 3/15/12	HSBC Bank	57,800,000	62,479,192	(4,679,192)
1,272,202,500 Mexican Peso settling 3/15/12	UBS	90,000,000	97,255,873	(7,255,873)
334,010 Singapore Dollar settling 2/10/12	Citigroup	261,417	265,539	(4,122)
69,013,200,000 South Korean Won settling 2/27/12	Morgan Stanley	59,700,000	61,310,488	(1,610,488)

				$9,479,317

At January 31, 2012, the Portfolio pledged cash collateral of $19,000 for centrally cleared swaps. At January 31, 2012, the Portfolio held $56,330,000 in cash as collateral for derivatives. Cash collateral held may be invested in accordance with the Portfolio’s investment strategy.

(F) Open reverse repurchase agreements at January 31, 2012:

Counterparty	Rate	Trade Date	Due Date	Principal & Interest	Principal
UBS	(1.25)%	9/28/11	9/27/13	$1,418,766	$1,425,000

The weighted average daily balance of reverse repurchase agreements outstanding during the three months ended January 31, 2012 was $1,425,000 at a weighted average interest rate of (1.25)%. The total market value of underlying collateral (refer to the Schedule of Investments for positions transferred for the benefit of the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements at January 31, 2012 was $1,796,875.

At January 31, 2012, the Portfolio held $400,000 in principal value of Sovereign Debt Obligations as collateral for reverse repurchase agreements. Securities held as collateral will not be pledged and are not reflected in the Portfolio’s Schedule of Investments.

Fixed Income SHares: Series M Schedule of Investments

January 31, 2012 (unaudited)

Principal Amount (000s)		Value*
U.S. GOVERNMENT AGENCY SECURITIES—45.7%
	Fannie Mae—43.7%
$6,100	0.476%, 10/27/37, CMO, FRN	$6,065,633
44	0.731%, 8/25/21, CMO, FRN	43,886
2,001	1.818%, 1/1/34, FRN, MBS	2,079,045
875	1.834%, 1/1/20, FRN, MBS	909,724
535	1.893%, 1/1/22, FRN, MBS	550,590
382	2.089%, 5/1/28, FRN, MBS	397,785
16	2.10%, 11/1/32, FRN, MBS	16,044
33	2.123%, 10/1/32, FRN, MBS	32,959
462	2.204%, 1/1/33, FRN, MBS	481,072
86	2.22%, 9/1/27, FRN, MBS	89,815
354	2.241%, 9/1/32, FRN, MBS	370,979
134	2.272%, 1/1/33, FRN, MBS	139,875
126	2.29%, 5/1/34, FRN, MBS	132,878
343	2.298%, 9/1/35, FRN, MBS	361,311
237	2.376%, 5/1/33, FRN, MBS	246,863
19	2.407%, 9/1/32, FRN, MBS	19,842
328	2.455%, 2/1/33, FRN, MBS	330,395
2,154	2.47%, 11/1/35, FRN, MBS	2,286,158
160	2.49%, 12/1/34, FRN, MBS	168,962
25	2.50%, 5/1/17, FRN, MBS	25,295
231	2.54%, 12/1/32, FRN, MBS	232,147
191	2.574%, 10/1/34, FRN, MBS	202,733
536	2.587%, 4/1/35, FRN, MBS	566,654
34	2.621%, 6/1/20, FRN, MBS	34,642
40	2.968%, 1/1/18, FRN, MBS	41,188
51	3.051%, 5/1/18, FRN, MBS	52,722
27	3.342%, 3/25/41, CMO, FRN	27,597
24	3.741%, 5/25/42, CMO, FRN	24,953
1,703	4.00%, 11/25/19, CMO	1,780,652
71	4.00%, 2/1/36, MBS	74,912
257	4.00%, 2/1/39, MBS	271,682
867	4.00%, 9/1/39, MBS	917,380
1,551	4.00%, 11/1/39, MBS	1,641,652
157	4.00%, 3/1/40, MBS	166,533
391	4.00%, 8/1/40, MBS	413,725
4,257	4.00%, 9/1/40, MBS	4,505,940
7,069	4.00%, 10/1/40, MBS	7,480,861
20,007	4.00%, 11/1/40, MBS	21,174,377
22,921	4.00%, 12/1/40, MBS	24,259,070
50,879	4.00%, 1/1/41, MBS	53,851,499
44,490	4.00%, 2/1/41, MBS	47,088,414
13,568	4.00%, 3/1/41, MBS	14,362,074
17,592	4.00%, 4/1/41, MBS	18,623,881
10,934	4.00%, 10/1/41, MBS	11,575,797
881,000	4.00%, MBS, TBA (c)	929,042,031
8,500	4.50%, 11/25/26, CMO	9,238,205
3,197	4.50%, 10/25/34, CMO	3,554,771
15	4.50%, 2/1/38, MBS	16,201
384	4.50%, 3/1/38, MBS	410,551
767	4.50%, 11/1/39, MBS	821,268

Fixed Income SHares: Series M Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal Amount (000s)			Value*
		Fannie Mae (continued)
$428,000		4.50%, MBS, TBA (c)	$456,421,875
11,600		4.875%, 12/15/16 (h)	13,750,048
841		5.00%, 9/25/14, CMO	886,434
99		5.00%, 9/1/17, MBS	106,647
86		5.00%, 6/1/18, MBS	92,759
8		5.00%, 9/1/18, MBS	9,098
292		5.00%, 4/1/23, MBS	315,201
—	(f)	5.00%, 11/1/33, MBS	24
9,000		5.00%, MBS, TBA (c)	9,717,189
625		5.50%, 2/25/24, CMO	691,110
6		6.00%, 8/1/22, MBS	6,288
9		6.00%, 9/1/22, MBS	9,891
141		6.00%, 8/1/23, MBS	151,646
284		6.00%, 12/1/23, MBS	304,878
13		6.50%, 1/1/25, MBS	14,071
121		6.50%, 7/18/27, CMO	137,994
22		6.50%, 12/1/28, MBS	24,217
202		7.00%, 11/1/38, MBS	229,886
104		7.01%, 8/1/22, MBS	117,317
6		7.925%, 2/1/25, FRN, MBS	6,034
104		11.00%, 7/15/20, MBS	120,769

			1,650,316,599

		Freddie Mac—0.8%
76		0.74%, 8/15/29, CMO, FRN	76,621
46		0.74%, 12/15/31, CMO, FRN	46,335
14		0.79%, 9/15/30, CMO, FRN	13,699
19		0.84%, 3/15/32, CMO, FRN	19,464
44		0.963%, 3/15/20, CMO, FRN	43,783
223		0.963%, 2/15/24, CMO, FRN	223,621
8		1.013%, 10/15/19, CMO, FRN	8,313
56		1.263%, 12/15/13, CMO, FRN	56,165
75		1.463%, 9/15/22, CMO, FRN	75,249
20		1.663%, 8/15/23, CMO, FRN	20,414
4,772		2.041%, 6/1/35, FRN, MBS	5,035,114
34		2.297%, 8/1/29, FRN, MBS	35,978
137		2.324%, 8/1/32, FRN, MBS	137,717
220		2.375%, 2/1/29, FRN, MBS	232,307
103		2.375%, 1/1/32, FRN, MBS	106,226
196		2.375%, 10/1/32, FRN, MBS	207,635
1,375		2.375%, 10/1/35, FRN, MBS	1,458,140
289		2.405%, 3/1/32, FRN, MBS	291,388
138		2.429%, 2/1/33, FRN, MBS	143,783
117		2.459%, 4/1/32, FRN, MBS	117,596
10		2.473%, 1/1/33, FRN, MBS	10,573
517		2.479%, 5/1/34, FRN, MBS	545,890
19		2.597%, 7/1/29, FRN, MBS	19,820
98		2.625%, 10/1/32, FRN, MBS	98,894
14		2.643%, 7/1/32, FRN, MBS	15,222
22		2.725%, 8/1/32, FRN, MBS	23,519
7,300		3.75%, 3/27/19 (h)	8,406,081
36		4.50%, 5/15/18, CMO	38,700

Fixed Income SHares: Series M Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal Amount (000s)			Value*
		Freddie Mac (continued)
$2,613		5.50%, 3/15/34, CMO	$3,002,136
2,800		5.50%, 4/15/35, CMO	3,326,777
3,685		5.50%, 5/15/36, CMO	4,209,149
38		6.00%, 8/15/16, CMO	39,907
1,192		6.00%, 12/15/28, CMO	1,328,411
66		6.50%, 8/15/16, CMO	68,961
19		6.50%, 12/15/23, CMO	21,403
440		6.50%, 7/15/31, CMO	509,084
17		7.00%, 4/1/29, MBS	20,024
1		7.00%, 12/1/29, MBS	1,156
—	(f)	7.00%, 1/1/30, MBS	85
18		7.00%, 3/1/30, MBS	21,097
2		7.00%, 6/1/30, MBS	2,457
121		7.50%, 8/15/30, CMO	138,720

			30,197,614

		Ginnie Mae—0.1%
28		0.631%, 6/20/32, CMO, FRN	27,775
5		1.625%, 8/20/17, FRN, MBS	5,280
8		1.625%, 8/20/21, FRN, MBS	7,806
1,005		1.625%, 8/20/23, FRN, MBS	1,037,130
11		1.625%, 9/20/25, FRN, MBS	10,924
7		1.625%, 8/20/26, FRN, MBS	7,357
6		1.625%, 7/20/27, FRN, MBS	5,990
57		1.625%, 8/20/28, FRN, MBS	58,970
23		1.625%, 7/20/29, FRN, MBS	23,359
11		1.75%, 3/20/30, FRN, MBS	10,879
3		2.00%, 7/20/21, FRN, MBS	3,559
3		2.00%, 8/20/25, FRN, MBS	3,058
9		2.00%, 9/20/27, FRN, MBS	8,987
92		2.125%, 11/20/23, FRN, MBS	95,181
9		2.125%, 10/20/25, FRN, MBS	9,535
6		2.125%, 11/20/25, FRN, MBS	6,526
5		2.125%, 10/20/26, FRN, MBS	4,741
17		2.125%, 10/20/27, FRN, MBS	17,477
309		2.25%, 1/20/28, FRN, MBS	319,466
33		2.25%, 2/20/28, FRN, MBS	33,722
94		2.25%, 1/20/30, FRN, MBS	96,691
132		2.375%, 3/20/17, FRN, MBS	136,383
18		2.375%, 5/20/18, FRN, MBS	18,255
9		2.375%, 6/20/21, FRN, MBS	9,633
21		2.375%, 1/20/22, FRN, MBS	22,210
469		2.375%, 2/20/22, FRN, MBS	484,857
22		2.375%, 4/20/22, FRN, MBS	22,616
13		2.375%, 5/20/22, FRN, MBS	13,185
13		2.375%, 2/20/23, FRN, MBS	13,311
18		2.375%, 3/20/23, FRN, MBS	18,766
20		2.375%, 4/20/23, FRN, MBS	20,918
125		2.375%, 4/20/24, FRN, MBS	129,661
7		2.375%, 5/20/24, FRN, MBS	7,095
2		2.375%, 4/20/25, FRN, MBS	2,366
10		2.375%, 5/20/25, FRN, MBS	10,736

Fixed Income SHares: Series M Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal Amount (000s)			Value*
		Ginnie Mae (continued)
$17		2.375%, 6/20/25, FRN, MBS	$17,132
8		2.375%, 1/20/26, FRN, MBS	8,171
11		2.375%, 6/20/26, FRN, MBS	10,919
5		2.375%, 1/20/27, FRN, MBS	5,073
51		2.375%, 2/20/27, FRN, MBS	52,456
13		2.375%, 4/20/27, FRN, MBS	13,631
19		2.375%, 6/20/27, FRN, MBS	19,785
22		2.375%, 2/20/28, FRN, MBS	22,936
55		2.375%, 3/20/28, FRN, MBS	56,363
25		2.375%, 4/20/28, FRN, MBS	26,026
13		2.375%, 4/20/29, FRN, MBS	13,215
24		2.375%, 6/20/29, FRN, MBS	24,356
21		2.375%, 5/20/30, FRN, MBS	21,244
15		2.375%, 5/20/32, FRN, MBS	15,683
23		2.375%, 6/20/32, FRN, MBS	23,682
7		2.50%, 1/20/18, FRN, MBS	7,453
30		2.50%, 5/20/18, FRN, MBS	30,684
11		2.50%, 9/20/21, FRN, MBS	11,508
56		2.50%, 3/20/31, FRN, MBS	57,705
29		2.50%, 3/20/32, FRN, MBS	30,337
43		2.875%, 6/20/22, FRN, MBS	45,159
28		3.00%, 4/20/19, FRN, MBS	29,014
7		3.00%, 5/20/19, FRN, MBS	6,896
64		3.00%, 8/20/25, FRN, MBS	67,038
4		4.50%, 8/20/18, FRN, MBS	4,677
2		6.50%, 5/15/23, MBS	2,263
—	(f)	6.50%, 12/15/23, MBS	275

			3,328,086

		Other Government Agencies—1.1%
16,268		SLM Student Loan Trust, 2.060%, 4/25/23, ABS, FRN	16,621,657
22,897		Small Business Administration Participation Certificates, 5.23%, 3/1/27, ABS	25,667,708
1,134		Vendee Mortgage Trust, 6.50%, 9/15/24, CMO	1,334,521

			43,623,886

		Total U.S. Government Agency Securities (cost—$1,701,532,525)	1,727,466,185

CORPORATE BONDS & NOTES—31.2%
Banking—3.6%
47,900		ABN Amro Bank NV, 2.323%, 1/30/14, FRN (a)(b)	46,798,971
4,255		Achmea Hypotheekbank NV, 3.20%, 11/3/14 (a)(b)	4,432,238
		American Express Bank FSB,
1,700		5.50%, 4/16/13	1,788,806
600		6.00%, 9/13/17	697,412
15,680		Bank of Nova Scotia, 1.65%, 10/29/15 (a)(b)	15,877,552
1,500		CoBank Acb, 7.875%, 4/16/18 (a)(b)	1,804,679
1,900		Commonwealth Bank of Australia, 2.90%, 9/17/14 (a)(b)	1,983,921
		Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (a)(b),
1,600		3.20%, 3/11/15	1,642,947
36,900		4.75%, 1/15/20	39,897,977
4,200		Dexia Credit Local S.A., 2.75%, 1/10/14 (a)(b)	3,906,197
11,000		HSBC Capital Funding L.P., 4.61%, 6/27/13 (a)(b)(g)	10,425,503
6,700		ICICI Bank Ltd., 4.75%, 11/25/16 (a)(b)	6,605,296

			135,861,499

Fixed Income SHares: Series M Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
Biotechnology—0.0%
$700	Amgen, Inc., 6.40%, 2/1/39	$846,337

Commercial Services—0.1%
4,700	Board of Trustees of The Leland Stanford Junior Univ., 4.75%, 5/1/19	5,538,001

Diversified Manufacturing—2.2%
70,000	General Electric Co., 5.25%, 12/6/17	81,943,050

Drugs & Medical Products—0.6%
8,000	Novartis Securities Investment Ltd., 5.125%, 2/10/19	9,578,096
10,000	Pfizer, Inc., 6.20%, 3/15/19	12,607,130

		22,185,226

Financial Services—19.1%
	American Express Co.,
200	6.15%, 8/28/17	234,685
500	7.00%, 3/19/18	615,005
25,000	American Express Credit Corp., 5.875%, 5/2/13	26,447,150
	Bank of America Corp.,
8,295	0.787%, 8/15/16, FRN	6,682,278
21,700	5.75%, 12/1/17	22,381,814
50,300	7.375%, 5/15/14	54,303,226
	Bank of America N.A.,
15,000	5.30%, 3/15/17	14,947,320
2,600	6.10%, 6/15/17	2,641,532
	Bear Stearns Cos. LLC,
30,600	6.40%, 10/2/17	34,821,882
21,000	7.25%, 2/1/18	25,152,309
	CIT Group, Inc.,
456	7.00%, 5/1/16	456,370
805	7.00%, 5/1/17	807,256
	Citigroup, Inc.,
13,100	2.157%, 5/15/18, FRN	11,173,462
1,550	4.587%, 12/15/15	1,629,282
40,500	5.50%, 4/11/13	42,042,321
27,600	6.125%, 5/15/18	30,380,645
25,000	6.375%, 8/12/14	27,078,700
6,900	Citigroup Capital XXI, 8.30%, 12/21/77, (converts to FRN on 12/21/37)	7,040,070
600	Credit Agricole S.A., 6.637%, 5/31/17 (a)(b)(g)	431,250
	General Electric Capital Corp.,
€1,200	5.50%, 9/15/67, (converts to FRN on 9/15/17) (a)(b)	1,381,300
$8,000	6.375%, 11/15/67, (converts to FRN on 11/15/17)	7,980,000
	Goldman Sachs Group, Inc.,
€800	1.884%, 2/4/13, FRN	1,031,298
$2,000	5.95%, 1/18/18	2,154,594
27,575	6.75%, 10/1/37	27,395,349
	HSBC Finance Corp.,
670	0.957%, 6/1/16, FRN	594,785
19,600	6.676%, 1/15/21	20,411,460
1,900	HSBC Holdings PLC, 7.625%, 5/17/32	2,020,283

Fixed Income SHares: Series M Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
Financial Services (continued)
	JPMorgan Chase & Co.,
$500	3.15%, 7/5/16	$508,309
4,500	4.65%, 6/1/14	4,830,071
1,000	7.90%, 4/30/18 (g)	1,086,928
49,200	Lehman Brothers Holdings, Inc., 6.75%, 12/28/17 (d)	54,120
8,200	MassMutual Global Funding II, 2.875%, 4/21/14 (a)(b)	8,500,571
	Merrill Lynch & Co., Inc.,
200	5.00%, 1/15/15	205,677
400	5.45%, 7/15/14	412,701
59,200	6.875%, 4/25/18	63,993,483
	Morgan Stanley,
€5,850	1.807%, 3/1/13, FRN	7,526,382
$30,300	2.953%, 5/14/13, FRN	30,290,758
6,400	6.00%, 4/28/15	6,748,666
1,500	Ohio National Financial Services, Inc., 6.375%, 4/30/20 (a)(b)	1,717,426
10,000	OMX Timber Finance Investments I LLC, 5.42%, 1/29/20 (a)(b)	10,417,300
2,000	Qatari Diar Finance QSC, 5.00%, 7/21/20	2,140,000
79,000	Royal Bank of Scotland PLC, 3.95%, 9/21/15	78,548,120
	SLM Corp.,
€12,450	1.756%, 6/17/13, FRN	15,402,249
$18,900	5.00%, 10/1/13	19,325,250
4,500	5.375%, 5/15/14	4,627,395
16,400	Stone Street Trust, 5.902%, 12/15/15 (a)(b)	16,169,400
10,000	Temasek Financial I Ltd., 4.30%, 10/25/19	10,908,710
1,100	TNK-BP Finance S.A., 6.25%, 2/2/15	1,164,625
	UBS AG,
39,800	4.875%, 8/4/20	41,504,714
3,000	5.75%, 4/25/18	3,360,705
6,900	5.875%, 12/20/17	7,741,269
7,600	Wachovia Corp., 0.816%, 6/15/17, FRN	6,947,023
6,400	Wells Fargo & Co., 7.98%, 3/15/18 (g)	6,960,000

		723,327,478

Food & Beverage—0.1%
1,700	Kraft Foods, Inc., 6.125%, 2/1/18	2,033,974

Healthcare & Hospitals—0.5%
15,000	Roche Holdings, Inc., 6.00%, 3/1/19 (a)(b)	18,507,540

Insurance—1.1%
	American International Group, Inc.,
£455	6.765%, 11/15/17 (a)(b)	715,780
$16,500	8.175%, 5/15/68, (converts to FRN on 5/15/38)	16,087,500
21,700	8.25%, 8/15/18	25,062,350
£500	8.625%, 5/22/68, (converts to FRN on 5/22/18)	690,988

		42,556,618

Metals & Mining—0.3%
$3,900	Alcoa, Inc., 6.15%, 8/15/20	4,268,164
5,100	Freeport-McMoRan Copper & Gold, Inc., 8.375%, 4/1/17	5,386,120

		9,654,284

Fixed Income SHares: Series M Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
Oil & Gas—1.3%
	Gaz Capital S.A. for Gazprom,
$4,750	6.212%, 11/22/16	$5,106,250
2,000	8.125%, 7/31/14	2,200,000
2,272	Gazprom International S.A. for Gazprom, 7.201%, 2/1/20 (a)(b)	2,483,442
15,500	Kinder Morgan Energy Partners L.P., 6.95%, 1/15/38	17,914,745
196	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(b)	204,624
14,550	Petroleos Mexicanos, 6.50%, 6/2/41	16,150,500
4,600	Valero Energy Corp., 6.625%, 6/15/37	5,046,457

		49,106,018

Retail—0.2%
5,000	Macy’s Retail Holdings, Inc., 7.875%, 7/15/15	5,879,320

Road & Rail—0.1%
2,000	RZD Capital Ltd., 5.739%, 4/3/17	2,085,000

Telecommunications—1.4%
44,600	AT&T, Inc., 5.50%, 2/1/18	52,966,603
400	Embarq Corp., 6.738%, 6/1/13	417,730

		53,384,333

Tobacco—0.5%
	Altria Group, Inc.,
5,300	9.25%, 8/6/19	7,230,101
1,500	9.70%, 11/10/18	2,069,416
9,700	Reynolds American, Inc., 7.25%, 6/15/37	11,435,117

		20,734,634

Utilities—0.1%
2,600	EDF S.A., 6.50%, 1/26/19 (a)(b)	3,014,947

	Total Corporate Bonds & Notes (cost—$1,156,786,511)	1,176,658,259

MUNICIPAL BONDS—17.9%
Alaska—0.2%
100	Northern Tobacco Securitization Corp. Rev., 5.00%, 6/1/46, Ser. A	73,608
5,900	Valdez Rev., BP Pipelines Project, 5.00%, 1/1/21, Ser. B	6,968,254

		7,041,862

California—5.9%
11,000	Alameda Cnty. Joint Powers Auth. Rev., 7.046%, 12/1/44, Ser. A	13,258,410
	Bay Area Toll Auth. Rev.,
11,000	6.907%, 10/1/50, Ser. S-3	15,142,050
800	6.918%, 4/1/40, Ser. S-1	1,065,288
15,000	7.043%, 4/1/50, Ser. S-1	20,924,850
100	Chino Valley Unified School Dist., GO, zero coupon, 8/1/23, Ser. D (FGIC-NPFGC)	60,870
6,400	City & Cnty. of San Francisco Public Utilities Commission Water Rev., 5.50%, 11/1/25, Ser. B	7,244,800
100	Clovis Unified School Dist., GO, zero coupon, 8/1/20, Ser. B (FGIC-NPFGC)	76,299
	Golden State Tobacco Securitization Corp. Rev., Ser. A (FGIC),
5,000	5.00%, 6/1/35	5,043,850
3,500	5.00%, 6/1/38	3,519,565

Fixed Income SHares: Series M Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
California (continued)
$1,730	Grossmont Union High School Dist., GO, zero coupon, 8/1/24, (NPFGC)	$1,025,440
11,200	Irvine Ranch Water Dist. Rev., 6.622%, 5/1/40, Ser. B	15,277,024
	Los Angeles Cnty. Metropolitan Transportation Auth. Rev.,
1,850	4.53%, 6/1/22	2,064,878
600	5.735%, 6/1/39	727,308
4,500	Los Angeles Community College Dist., GO, 6.75%, 8/1/49	6,001,965
	Los Angeles Department of Water & Power Rev.,
6,100	5.716%, 7/1/39	7,310,484
6,400	6.166%, 7/1/40	7,026,688
24,700	6.603%, 7/1/50	34,374,249
6,500	Los Angeles Unified School Dist., GO, 5.981%, 5/1/27, Ser. J	7,553,195
5,000	Newport Beach, CP, 7.168%, 7/1/40, Ser. B	5,744,400
3,500	Orange Cnty. Local Transportation Auth. Rev., 6.908%, 2/15/41, Ser. A	4,769,030
4,800	Palomar Community College Dist., GO, 7.194%, 8/1/45, Ser. B-1	5,318,448
6,500	Pasadena Public Financing Auth. Rev., 7.148%, 3/1/43, Ser. D	8,672,300
	Riverside Community College Dist., GO, Ser. D-1,
2,750	6.971%, 8/1/35	3,127,520
3,250	7.021%, 8/1/40	3,700,060
1,000	San Diego Redev. Agcy., Tax Allocation, 7.75%, 9/1/40, Ser. A	1,041,790
	State, GO,
3,600	5.65%, 4/1/39, VRN	3,780,684
1,200	7.35%, 11/1/39	1,561,344
600	7.50%, 4/1/34	784,050
4,100	7.55%, 4/1/39	5,500,355
5,600	7.60%, 11/1/40	7,592,984
985	Tobacco Securitization Auth. of Northern California Rev., 5.40%, 6/1/27, Ser. A-2	848,981
	Univ. of California Rev.,
3,500	5.946%, 5/15/45	4,227,755
2,750	6.296%, 5/15/50	3,239,335
5,100	6.398%, 5/15/31	6,111,330
7,850	6.548%, 5/15/48	9,871,846

		223,589,425

Illinois—0.2%
700	Regional Transportation Auth. Rev., 5.00%, 7/1/25, Ser. A (NPFGC)	755,321
2,200	State Toll Highway Auth. Rev., 6.184%, 1/1/34, Ser. A	2,614,172
7,505	Will Cnty. Community High School Dist. No. 210, Lincoln-Way Central High School, GO, zero coupon, 1/1/21 (AGM)	5,601,432

		8,970,925

Iowa—0.1%
3,800	Tobacco Settlement Auth. Rev., 5.60%, 6/1/34, Ser. B	3,407,802

Louisiana—0.1%
4,400	East Baton Rouge Sewerage Commission Rev., 6.087%, 2/1/45	4,754,112

Massachusetts—0.0%
750	Univ. of Massachusetts Building Auth. Rev., 6.423%, 5/1/29	831,412

Michigan—0.0%
1,250	Michigan State Univ. Rev., 6.173%, 2/15/50, Ser. A	1,547,025

Fixed Income SHares: Series M Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
New Jersey—1.0%
$1,335	Economic Dev. Auth. Rev., 6.425%, 12/15/35, Ser. CC-1	$1,547,706
	State Turnpike Auth. Rev.,
14,700	7.102%, 1/1/41, Ser. A	20,910,162
300	7.414%, 1/1/40, Ser. F	441,879
21,440	Tobacco Settlement Financing Corp. Rev., 5.00%, 6/1/41, Ser. 1-A	16,190,630

		39,090,377

New York—4.5%
	Metropolitan Transportation Auth. Rev.,
3,500	5.871%, 11/15/39	4,107,250
12,000	6.814%, 11/15/40	15,784,080
8,650	New York City, GO, 6.246%, 6/1/35, Ser. H-1	9,720,610
	New York City Municipal Water Finance Auth. Rev.,
4,450	5.44%, 6/15/43	5,533,575
3,000	6.124%, 6/15/42	3,412,560
	Second Generation Resolutions,
5,450	5.882%, 6/15/44	7,219,779
5,800	6.282%, 6/15/42	6,704,510
	New York City Transitional Finance Auth. Rev.,
7,330	4.325%, 11/1/21	8,118,928
16,700	4.525%, 11/1/22	18,633,359
5,000	5.267%, 5/1/27, Ser. G-3	5,668,450
12,400	5.572%, 11/1/38	14,990,608
7,500	5.767%, 8/1/36	9,142,275
14,700	5.932%, 11/1/36	16,477,671
	Port Auth. of New York & New Jersey Rev.,
16,700	5.647%, 11/1/40, Ser. 160	19,902,893
2,500	5.859%, 12/1/24, Ser. 158	3,027,175
4,000	State Dormitory Auth. Rev., 5.051%, 9/15/27	4,396,480
8,800	State Urban Dev. Corp. Rev., 5.77%, 3/15/39	10,505,000
5,200	Triborough Bridge & Tunnel Auth. Rev., 5.55%, 11/15/40, Ser. A-2	6,015,412

		169,360,615

Ohio—0.9%
10,900	American Municipal Power-Ohio, Inc., 8.084%, 2/15/50, Ser. B	15,309,268
	Buckeye Tobacco Settlement Financing Auth. Rev., Ser. A-2,
5,800	5.875%, 6/1/30	4,508,978
9,500	5.875%, 6/1/47	7,072,750
7,020	6.00%, 6/1/42	5,362,859

		32,253,855

Pennsylvania—0.3%
8,500	State Public School Building Auth. Rev., 5.426%, 9/15/26	9,760,040

Puerto Rico—0.0%
1,000	Sales Tax Financing Corp. Rev., zero coupon, 8/1/54, Ser. A (AMBAC)	85,210

Tennessee—0.3%
100	Metropolitan Gov’t of Nashville & Davidson Cnty. Rev., 6.568%, 7/1/37, Ser. B	127,176
8,900	State School Bond Auth., GO, 4.848%, 9/15/27	10,287,065

		10,414,241

Fixed Income SHares: Series M Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
Texas—4.2%
$45,400	North Texas Tollway Auth. Rev., 8.91%, 2/1/30	$51,532,632
	San Antonio Electric Rev.,
7,000	5.808%, 2/1/41	8,584,240
4,600	6.308%, 2/1/37	5,163,086
	State, GO, Ser. A,
8,600	4.631%, 4/1/33	9,619,788
17,500	4.681%, 4/1/40	19,805,275
700	State, Mobility Fund, GO, 4.75%, 4/1/37	762,251
52,100	State Transportation Commission Rev., 5.178%, 4/1/30, Ser. B	62,198,022

		157,665,294

Washington—0.2%
6,800	State Convention Center Public Facs. Dist. Rev., 6.79%, 7/1/40	8,243,640

	Total Municipal Bonds (cost—$573,863,273)	677,015,835

MORTGAGE-BACKED SECURITIES—12.8%
	Adjustable Rate Mortgage Trust, CMO, VRN,
487	2.863%, 5/25/35	476,637
380	5.171%, 1/25/36	288,046
535	5.187%, 11/25/35	358,948
7,833	American General Mortgage Loan Trust, 5.15%, 3/25/58, CMO, VRN (a)(b)	8,018,813
	American Home Mortgage Assets LLC, CMO, FRN,
1,508	0.466%, 9/25/46	801,751
1,298	0.486%, 10/25/46	619,234
1,868	Banc of America Funding Corp., 2.655%, 2/20/36, CMO, FRN	1,558,463
1,389	Banc of America Mortgage Securities, Inc., 5.50%, 9/25/35, CMO	1,235,434
4,700	BCRR Trust, 5.984%, 8/17/45, CMO, VRN (a)(b)	5,292,564
	Bear Stearns Adjustable Rate Mortgage Trust, CMO,
9,825	2.25%, 8/25/35, FRN	8,415,131
2,854	2.40%, 10/25/35, FRN	2,314,255
19,080	2.71%, 3/25/35, FRN	17,942,749
67	2.784%, 1/25/35, VRN	54,162
218	2.85%, 1/25/34, VRN	208,553
246	2.88%, 2/25/34, VRN	225,674
5,640	3.078%, 3/25/35, FRN	5,331,600
982	5.058%, 5/25/47, VRN	624,524
403	5.635%, 2/25/36, FRN	233,907
	Bear Stearns Alt-A Trust, CMO, VRN,
184	2.605%, 5/25/35	136,525
5,124	2.708%, 6/25/34	2,451,157
994	2.765%, 2/25/36	385,977
21	Bear Stearns Mortgage Securities, Inc., 7.183%, 3/25/31, CMO, VRN	21,941
2,265	Bear Stearns Structured Products, Inc., 2.58%, 1/26/36, CMO, VRN	1,339,550
899	CC Mortgage Funding Corp., 0.406%, 5/25/48, CMO, FRN (a)(b)	397,561
2,255	Chase Mortgage Finance Corp., 5.891%, 9/25/36, CMO, FRN	1,917,204
	Citigroup Commercial Mortgage Trust, CMO, VRN (a)(b),
9,862	5.322%, 12/17/49	10,863,930
15,178	5.858%, 7/17/40	17,240,956

Fixed Income SHares: Series M Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
	Citigroup Mortgage Loan Trust, Inc., CMO,
$849	2.58%, 10/25/35, FRN	$719,710
21,985	2.66%, 10/25/35, FRN	17,477,610
149	2.687%, 8/25/35, VRN	134,492
277	2.703%, 12/25/35, VRN	120,552
2,117	5.566%, 9/25/37, VRN	1,230,688
3,505	Commercial Capital Access One, Inc., 7.831%, 11/15/28, CMO, VRN (a)(b)	2,527,965
	Commercial Mortgage Pass Through Certificates, CMO (a)(b),
16,579	3.156%, 7/10/46	17,243,189
7,000	5.362%, 2/5/19	7,044,569
2,000	5.665%, 2/5/19, VRN	1,964,921
800	Community Program Loan Trust, 4.50%, 4/1/29, CMO	772,585
	Countrywide Alternative Loan Trust, CMO,
916	0.446%, 1/25/37, FRN	475,188
3,398	0.456%, 5/25/47, FRN	1,813,204
3,317	0.461%, 2/20/47, FRN	1,478,305
166	0.491%, 7/20/46, FRN	61,859
5,361	0.496%, 5/25/35, FRN	3,023,431
2,803	0.536%, 12/25/35, FRN	1,895,255
357	0.546%, 5/25/36, FRN	63,902
1,240	1.197%, 2/25/36, FRN	761,458
376	5.57%, 11/25/35, VRN	205,050
	Countrywide Home Loan Mortgage Pass Through Trust, CMO,
238	0.506%, 5/25/35, FRN	143,557
472	0.576%, 4/25/46, FRN	97,861
1,271	0.586%, 3/25/35, FRN	715,514
1,755	0.596%, 3/25/35, FRN	1,052,709
1,133	0.616%, 3/25/36, FRN	397,805
937	0.666%, 2/25/35, FRN	389,243
48	0.816%, 2/25/35, FRN	36,500
172	2.595%, 2/20/36, FRN	117,372
601	2.968%, 4/25/35, FRN	101,835
400	5.097%, 10/20/35, VRN	283,017
545	5.292%, 5/20/36, VRN	323,412
16	Credit Suisse First Boston Mortgage Securities Corp., 0.884%, 3/25/32, CMO, FRN (a)(b)	12,601
318	Downey Savings & Loan Assoc. Mortgage Loan Trust, 0.601%, 7/19/45, CMO, FRN	47,602
20,550	Extended Stay America Trust, 2.951%, 11/5/27, CMO (a)(b)	20,901,284
1,477	First Horizon Asset Securities, Inc., 6.25%, 11/25/36, CMO	1,418,742
778	GMAC Commercial Mortgage Securities, Inc., 6.50%, 5/15/35, CMO (a)(b)	808,479
396	GMAC Mortgage Corp. Loan Trust, 3.078%, 11/19/35, CMO, FRN	262,937
6,341	Granite Master Issuer PLC, 0.461%, 12/20/54, CMO, FRN	6,118,849
46	Greenpoint Mortgage Funding Trust, 0.356%, 10/25/46, CMO, FRN	42,437
	GSR Mortgage Loan Trust, CMO,
1,472	2.658%, 9/25/35, FRN	1,276,950
316	2.775%, 9/25/34, VRN	233,276
188	2.873%, 4/25/35, VRN	139,105
	Harborview Mortgage Loan Trust, CMO, FRN,
4,732	0.471%, 2/19/46	2,716,163
3,731	0.501%, 5/19/35	2,237,074
329	0.531%, 1/19/38	103,747
322	0.531%, 9/19/46	48,022

Fixed Income SHares: Series M Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
€30,200	Holmes Master Issuer PLC, 2.631%, 10/15/54, CMO, FRN (a)(b)	$39,501,004
	Homebanc Mortgage Trust, CMO,
$346	0.456%, 12/25/36, FRN	215,717
7,800	5.584%, 4/25/37, VRN	3,645,486
7,900	Indymac INDA Mortgage Loan Trust, 5.533%, 8/25/36, CMO, VRN	5,848,560
490	Indymac INDB Mortgage Loan Trust, 0.576%, 11/25/35, CMO, FRN	199,777
	Indymac Index Mortgage Loan Trust, CMO,
163	0.466%, 9/25/46, FRN	89,062
840	0.556%, 3/25/35, FRN	534,758
4,481	4.894%, 9/25/35, VRN	806,899
2,927	5.00%, 8/25/35, FRN	2,019,266
4,468	5.041%, 6/25/36, VRN	3,629,101
2,669	5.085%, 10/25/35, VRN	1,914,217
299	5.121%, 6/25/35, VRN	215,918
10,917	JPMorgan Alternative Loan Trust, 0.773%, 6/27/37, CMO, FRN (a)(b)	7,865,916
	JPMorgan Chase Commercial Mortgage Securities Corp., CMO,
19,214	0.66%, 7/15/19, FRN (a)(b)	18,013,254
28,464	2.749%, 11/15/43 (a)(b)	29,206,559
7,500	3.341%, 7/15/46 (a)(b)	7,886,490
2,300	4.106%, 7/15/46 (a)(b)	2,488,540
600	5.336%, 5/15/47	656,049
	JPMorgan Mortgage Trust, CMO,
1,268	2.805%, 9/25/34, FRN	1,213,791
2,151	2.813%, 7/25/35, FRN	1,967,936
234	4.859%, 4/25/35, VRN	217,702
361	5.397%, 11/25/35, VRN	323,999
	Luminent Mortgage Trust, CMO, FRN,
1,817	0.446%, 12/25/36	983,630
629	0.476%, 10/25/46	406,467
	MASTR Adjustable Rate Mortgage Trust, CMO, FRN,
320	0.516%, 5/25/37	136,095
35	2.718%, 11/21/34	34,333
	MASTR Reperforming Loan Trust, CMO (a)(b),
2,419	7.00%, 5/25/35	2,422,847
3,615	7.50%, 7/25/35	3,658,875
2,110	8.00%, 7/25/35	2,187,219
200	Mellon Residential Funding Corp., 2.61%, 10/20/29, CMO, FRN	192,908
1,037	Merrill Lynch Alternative Note Asset, 0.576%, 3/25/37, CMO, FRN	353,918
2,000	Merrill Lynch/Countrywide Commercial Mortgage Trust, 6.164%, 8/12/49, CMO, VRN	2,220,429
	MLCC Mortgage Investors, Inc., CMO, FRN,
279	1.801%, 7/25/29	248,320
1,153	1.996%, 10/25/35	995,383
	Morgan Stanley Capital I, CMO,
38,250	5.332%, 12/15/43	43,316,155
1,100	5.692%, 4/15/49, VRN	1,216,104
28,450	5.731%, 7/12/44, VRN	32,659,021
287	Morgan Stanley Dean Witter Capital I, 1.766%, 3/25/33, CMO, FRN	237,802
4,828	NCUA Guaranteed Notes, 0.745%, 10/7/20, CMO, FRN	4,832,940
	Nomura Asset Acceptance Corp., CMO,
2,333	5.36%, 2/25/36, VRN	1,370,207
1,093	7.50%, 3/25/34 (a)(b)	1,170,621

Fixed Income SHares: Series M Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
$151	Opteum Mortgage Acceptance Corp., 0.536%, 7/25/35, CMO, FRN	$142,448
	Residential Accredit Loans, Inc., CMO,
992	0.526%, 8/25/37, FRN	567,450
397	0.576%, 8/25/35, FRN	226,480
312	0.676%, 10/25/45, FRN	176,771
294	5.714%, 2/25/36, VRN	129,471
	Residential Funding Mortgage Securities I, CMO,
2,280	3.472%, 3/25/35, VRN	1,518,233
1,027	6.00%, 9/25/36	769,518
442	Sovereign Commercial Mortgage Securities Trust,
	5.988%, 7/22/30, CMO, VRN (a)(b)	454,943
	Structured Adjustable Rate Mortgage Loan Trust, CMO,
1,030	0.766%, 6/25/34, FRN	795,179
1,146	1.582%, 5/25/35, FRN	605,264
156	2.558%, 10/25/34, VRN	121,401
21	2.565%, 1/25/36, VRN	17,776
7,900	4.848%, 9/25/36, VRN	3,944,099
7,900	5.119%, 5/25/36, FRN	5,632,471
	Structured Asset Mortgage Investments, Inc., CMO, FRN,
409	0.406%, 3/25/37	217,513
12,357	0.456%, 6/25/36	5,420,528
159	0.466%, 6/25/36	97,482
1,281	0.466%, 7/25/46	670,766
8,644	0.496%, 5/25/36	4,133,277
1,494	0.496%, 5/25/46	538,653
352	0.536%, 5/25/46	33,477
1,055	0.631%, 3/19/34	658,023
1,232	1.021%, 12/19/33	1,057,484
	Structured Asset Securities Corp., CMO, FRN,
4	1.834%, 5/25/32	3,660
252	2.504%, 2/25/34	214,578
334	Wachovia Mortgage Loan Trust LLC, 5.220%, 10/20/35, CMO, FRN	292,158
	WaMu Mortgage Pass Through Certificates, CMO, FRN,
23	0.546%, 12/25/45	17,831
754	0.596%, 1/25/45	590,206
637	0.683%, 11/25/34	484,907
566	0.686%, 11/25/45	330,049
3,403	0.703%, 10/25/44	2,467,716
1,755	0.803%, 11/25/34	1,063,593
487	0.947%, 6/25/47	155,548
69	1.397%, 11/25/42	56,344
630	1.708%, 11/25/46	438,828
15,429	2.461%, 9/25/33	14,928,949
1,355	2.486%, 8/25/33	1,300,529
	Wells Fargo Mortgage-Backed Securities Trust, CMO,
653	0.776%, 7/25/37, FRN	506,667
2,099	2.618%, 1/25/35, FRN	1,832,803
3,275	2.648%, 3/25/36, VRN	2,628,616
11,377	2.701%, 6/25/35, FRN	11,278,382
666	2.732%, 8/25/34, FRN	660,840
891	6.00%, 6/25/37	815,143

	Total Mortgage-Backed Securities (cost—$500,408,890)	482,894,601

Fixed Income SHares: Series M Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal Amount (000s)			Value*
SOVEREIGN DEBT OBLIGATIONS—12.5%
Australia—3.8%
		Australia Government Bond,
AUD	27,000	4.00%, 8/20/20, Ser. 20-CI	$53,771,744
AUD	75,100	5.75%, 5/15/21, Ser. 124	92,355,228

			146,126,972

Canada—6.7%
CAD	44,600	Canada Housing Trust No. 1, 2.45%, 12/15/15 (a)(b)	46,317,183
CAD	198,000	Canadian Government Bond, 2.50%, 6/1/15	206,532,830

			252,850,013

China—0.2%
		Export-Import Bank of China,
	$3,350	4.875%, 7/21/15	3,629,745
	4,050	4.875%, 7/21/15 (a)(b)	4,385,069

			8,014,814

Korea (Republic of)—0.6%
	21,900	Export-Import Bank of Korea, 5.125%, 6/29/20	22,935,936

Mexico—0.4%
	12,000	Mexico Government International Bond, 6.05%, 1/11/40	14,568,000

Qatar—0.8%
		Qatar Government International Bond,
	3,900	4.00%, 1/20/15 (a)(b)	4,104,750
	7,900	5.25%, 1/20/20 (a)(b)	8,680,520
	4,600	6.40%, 1/20/40 (a)(b)	5,359,000
	9,500	6.55%, 4/9/19	11,257,500

			29,401,770

		Total Sovereign Debt Obligations (cost—$447,945,235)	473,897,505

ASSET-BACKED SECURITIES—1.0%
	856	Aames Mortgage Investment Trust, 1.076%, 10/25/35, FRN	840,020
	284	Access Group, Inc., 1.86%, 10/27/25, FRN	285,745
	55	Amortizing Residential Collateral Trust, 0.816%, 6/25/32, FRN	45,368
	851	Bayview Financial Asset Trust, 0.676%, 12/25/39, FRN (a)(b)(e)	625,194
		Bear Stearns Asset-Backed Securities Trust, FRN,
	308	0.356%, 10/25/36	285,566
	2,526	0.866%, 6/25/43	2,161,050
	49	Cendant Mortgage Corp., 5.982%, 7/25/43, VRN (a)(b)	48,967
		Conseco Financial Corp.,
	3,483	6.18%, 4/1/30	3,602,250
	2,526	6.81%, 12/1/28, VRN	2,716,573
	848	6.87%, 4/1/30, VRN	896,371
	1,000	7.06%, 2/1/31, VRN	988,535
	317	7.40%, 6/15/27	336,855
	258	7.55%, 1/15/29, VRN	281,724
		Countrywide Asset-Backed Certificates, FRN,
	278	0.366%, 1/25/46	276,627
	198	0.376%, 9/25/47	195,651

Fixed Income SHares: Series M Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
$166	0.746%, 11/25/33 (a)(b)	$149,416
926	0.756%, 12/25/31	490,581
745	Credit-Based Asset Servicing and Securitization LLC, 1.176%, 11/25/33, FRN	619,405
100	Delta Funding Home Equity Loan Trust, 0.925%, 8/15/30, FRN	65,609
1,000	Denver Arena Trust, 6.94%, 11/15/19 (a)(b)	1,021,376
31	EMC Mortgage Loan Trust, 0.646%, 5/25/40, FRN (a)(b)	26,146
3,768	First Franklin Mortgage Loan Asset-Backed Certificates, 0.676%, 4/25/35, FRN	3,630,434
6	First Plus Home Loan Trust, 7.32%, 11/10/23 (e)	426
29	Fremont Home Loan Owner Trust, 1.066%, 12/25/29, FRN	18,706
	Lehman XS Trust, FRN,
2,348	0.426%, 4/25/37	1,294,282
165	0.506%, 8/25/46	14,915
512	0.516%, 11/25/46	86,333
1,171	Long Beach Mortgage Loan Trust, 1.701%, 3/25/32, FRN	763,530
326	Madison Avenue Manufactured Housing Contract, 1.726%, 3/25/32, FRN	321,718
1,430	Mesa Trust Asset-Backed Certificates, 1.076%, 12/25/31, FRN (a)(b)	1,051,841
1,258	Mid-State Trust, 6.005%, 8/15/37	1,318,000
	Morgan Stanley Mortgage Loan Trust, FRN,
297	0.506%, 2/25/37	109,279
491	0.636%, 4/25/37	188,126
200	RAAC Series, 0.676%, 6/25/47, FRN	86,766
	Residential Asset Mortgage Products, Inc.,
2,905	5.634%, 1/25/34	2,653,812
1,998	5.647%, 7/25/34	1,103,193
	Residential Asset Securities Corp.,
2,555	0.706%, 3/25/35, FRN	1,585,525
186	7.14%, 4/25/32, VRN	9,926
585	SACO I, Inc., 1.036%, 11/25/35, FRN	490,622
3	Saxon Asset Securities Trust, 0.796%, 8/25/32, FRN	3,099
	South Carolina Student Loan Corp., FRN,
2,011	1.077%, 3/1/18	1,989,277
3,600	1.277%, 3/2/20	3,547,296
600	1.527%, 9/3/24	591,696

	Total Asset-Backed Securities (cost—$41,726,492)	36,817,831

Shares
CONVERTIBLE PREFERRED STOCK—0.3%
Financial Services—0.3%
11,800	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (g) (cost—$10,768,915)	12,921,000

Principal Amount (000s)
U.S. TREASURY OBLIGATIONS—0.0%
$900	U.S. Treasury Notes, 2.00%, 11/15/21 (cost—$899,505)	916,735

Shares
COMMON STOCK—0.0%
Insurance—0.0%
11,402	American International Group, Inc. (i) (cost—$331,570)	286,304

Fixed Income SHares: Series M Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
SHORT-TERM INVESTMENTS—15.2%

U.S. Treasury Obligations (h)(j)—6.2%
$232,235	U.S. Treasury Bills, 0.005%-0.105%, 2/9/12-1/10/13 (cost—$232,207,555)	$232,197,063

Corporate Notes—1.2%
Banking—0.7%
22,550	American Express Bank FSB, 5.55%, 10/17/12	23,233,333
1,100	Banco Santander Chile, 1.811%, 4/20/12, FRN (a)(b)	1,100,155

		24,333,488

Drugs & Medical Products—0.1%
5,000	AstraZeneca PLC, 5.40%, 9/15/12	5,156,960

Financial Services—0.4%
6,600	Citigroup, Inc., 5.30%, 10/17/12	6,781,368
7,689	Countrywide Financial Corp., 5.80%, 6/7/12	7,780,199
400	Merrill Lynch & Co., Inc., 6.05%, 8/15/12	407,983

		14,969,550

	Total Corporate Notes (cost—$44,130,863)	44,459,998

Repurchase Agreements—7.8%
150,000	Dominion Securities, dated 1/31/12, 0.20%, due 2/1/12, proceeds $150,000,833; collateralized by U.S. Treasury Notes, 0.375-0.75%, due 7/31/13-11/15/13, valued at $153,392,565 including accrued interest	150,000,000
4,300	JPMorgan Securities, Inc., dated 1/31/12, 0.20%, due 2/1/12, proceeds $4,300,024; collateralized by U.S. Treasury Notes, 3.125%, due 5/15/21, valued at $4,407,522 including accrued interest	4,300,000
1,000	Morgan Stanley & Co., Inc., dated 1/31/12, 0.21%, due 2/1/12, proceeds $1,000,006; collateralized by U.S. Treasury Notes, 1.00%, due 8/31/16, valued at $1,022,043 including accrued interest	1,000,000
137,300	RBC Capital Markets, dated 1/31/12, 0.21%, due 2/1/12, proceeds $137,300,801; collateralized by U.S. Treasury Notes, 1.25-3.625%, due 1/31/19-2/15/21, valued at $140,165,446 including accrued interest	137,300,000
3,249	State Street Bank & Trust Co., dated 1/31/12, 0.01%, due 2/1/12, proceeds $3,249,001; collateralized by Federal Home Loan Bank, 0.255%, due 7/20/12, valued at $3,318,275 including accrued interest	3,249,000

	Total Repurchase Agreements (cost—$295,849,000)	295,849,000

	Total Short-Term Investments (cost—$572,187,418)	572,506,061

Fixed Income SHares: Series M Schedule of Investments

January 31, 2012 (unaudited) (continued)

Notional Amount (000s)			Value*
OPTIONS PURCHASED (i)—0.0%
	Put Options—0.0%
$5,100	20-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 3.27%, expires 9/24/12		$140,526
$30,400	30-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 3.27%, expires 9/24/12		837,645

	Total Options Purchased (cost—$1,884,319)		978,171

	Total Investments, before options written
	(cost—$5,008,334,653) (k)—136.6%		5,162,358,487

OPTIONS WRITTEN (i)—(0.2)%
	Call Options—(0.2)%
$220,800	1-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 0.80%, expires 10/11/12		(749,815)
	2-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
$254,100	strike rate 0.92%, expires 11/14/12		(1,939,825)
$384,900	strike rate 1.06%, expires 10/11/12		(3,973,053)

			(6,662,693)

	Put Options—(0.0)%
$220,800	1-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 0.80%, expires 10/11/12		(117,311)
	2-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,		(311,501)
$254,100	strike rate 0.92%, expires 11/14/12
$384,900	strike rate 1.06%, expires 10/11/12		(303,994)
$158,700	5-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 2.00%, expires 9/24/12		(282,565)

			(1,015,371)

	Total Options Written (premiums received—$1,871,134)		(7,678,064)

	Total Investments, net of options written (cost—$5,006,463,519)	136.4%	5,154,680,423
	Other liabilities in excess of other assets	(36.4)	(1,376,132,068)

	Net Assets	100.0%	$3,778,548,355

Notes to Schedule of Investments:

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $476,961,578, representing 12.6% net assets.

(b)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c)	Delayed-delivery. To be delivered after January 31, 2012.

(d)	In default.

(e)	Fair-Valued—Securities with an aggregate value of $625,620, representing less than 0.05% of net assets.

(f)	Principal amount less than $500.

(g)	Perpetual maturity. The date shown is the next call date. For Corporate Bonds & Notes, the interest rate is fixed until the first call date and variable thereafter.

(h)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives.

(i)	Non-income producing.

(j)	Rates reflect the effective yields at purchase date.

(k)	At January 31, 2012, the cost basis of portfolio securities (before options written) for federal income tax purposes was $5,008,635,264. Gross unrealized appreciation was $268,443,246; gross unrealized depreciation was $114,720,023; and net unrealized appreciation was $153,723,223. The difference between book and tax cost basis was attributable to wash sale deferrals.

Glossary:

ABS	—	Asset-Backed Securities
AGM	—	insured by Assured Guaranty Municipal Corp.
AMBAC	—	insured by American Municipal Bond Assurance Corp.
AUD	—	Australian Dollar
	£—	British Pound
CAD	—	Canadian Dollar
CMO	—	Collateralized Mortgage Obligation
CP	—	Certificates of Participation
	€—	Euro
FGIC	—	insured by Financial Guaranty Insurance Co.
FRN	—	Floating Rate Note. The interest rate disclosed reflects the rate in effect on January 31, 2012.
GO	—	General Obligation Bond
LIBOR	—	London Inter-Bank Offered Rate
MBS	—	Mortgage-Backed Securities
NPFGC	—	insured by National Public Finance Guarantee Corp.
OTC	—	Over–the–Counter
TBA	—	To Be Announced
VRN	—	Variable Rate Note. Instruments whose interest rates change on a specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on January 31, 2012.

Other Investments:

(A) Futures contracts outstanding at January 31, 2012:

Type		Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long:	10-Year U.S. Treasury Note Futures	3,988	$527,413	3/21/12	$1,782,170
	Canadian 10 yr. Bond Futures	2,384	319,951	12/1/11	5,273,386
	Financial Futures Euro—90 day	1,368	340,273	3/18/13	1,690,561

					$8,746,117

(B) Transactions in options written for the three months ended January 31, 2012:

	Notional Amount (000s)	Premiums
Options outstanding, October 31, 2011	$1,782,200	$5,542,865
Options written	508,200	—
Options terminated in closing transactions	(412,100)	(3,671,731)

Options outstanding, January 31, 2012	$1,878,300	$1,871,134

(C) Credit default swap agreements outstanding at January 31, 2012:

OTC buy protection swaps (1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (4)	Credit Spread (3)	Termination Date	Payments Made	Market Value (5)	Upfront Premiums Received	Unrealized Appreciation (Depreciation)
Bank of America:
Macy’s	$5,000	0.87%	9/20/15	(7.06)%	$(1,149,079)	—	$(1,149,079)
Barclays Bank:
Embarq	400	0.09	6/20/13	(1.00)	(1,047)	$(7,216)	6,169
Citigroup:
Valero Energy	4,600	0.78	12/20/13	(3.40)	(245,780)	—	(245,780)
Deutsche Bank:
Altria Group	4,500	1.22	3/20/19	(1.46)	(76,837)	—	(76,837)
Morgan Stanley:
Altria Group	1,500	1.20	12/20/18	(1.55)	(36,485)	—	(36,485)

					$(1,509,228)	$(7,216)	$(1,502,012)

OTC sell protection swaps (2):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (4)	Credit Spread (3)	Termination Date	Payments Received	Market Value (5)	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
BNP Paribas:
General Electric	$10,000	1.33%	12/20/13	3.80%	$505,629	—	$505,629
General Electric	75,000	1.33	12/20/13	4.50	4,835,028	—	4,835,028
Citigroup:
Dow Jones MCDX 5-Year Index	34,000	1.38	12/20/15	1.00	(401,936)	$(1,418,291)	1,016,355
Credit Suisse First Boston:
BP Capital Markets	6,000	0.92	6/20/15	5.00	850,488	92,045	758,443
Goldman Sachs:
Berkshire Hathaway	2,200	0.98	9/20/13	0.97	2,077	—	2,077
Berkshire Hathaway	14,600	0.98	9/20/13	0.98	16,340	—	16,340
BP Capital Markets	1,100	0.92	6/20/15	5.00	155,923	17,777	138,146
California State Municipal Bond	25,000	1.94	12/20/18	1.60	(428,574)	—	(428,574)
California State Municipal Bond	11,000	1.94	12/20/18	1.75	(94,847)	—	(94,847)
Connecticut State Municipal Bond	9,000	1.49	3/20/21	1.60	87,139	—	87,139
Dow Jones MCDX 5-Year Index	40,000	1.38	12/20/15	1.00	(472,866)	(1,648,193)	1,175,327
JPMorgan Chase:
BP Capital Markets	1,100	0.92	6/20/15	5.00	155,923	4,393	151,530
Morgan Stanley	100	2.76	6/20/13	1.00	(2,257)	(11,057)	8,800

					$5,208,067	$(2,963,326)	$8,171,393

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

This represents the maximum potential amount the Portfolio could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at January 31, 2012 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(D) OTC interest rate swap agreements outstanding at January 31, 2012:

				Rate Type			Upfront
Swap Counterparty	Notional Amount (000s)		Termination Date	Payments Made	Payments Received	Market Value	Premiums Paid(Received)	Unrealized Appreciation
Bank of America	MXN	40,400	2/7/19	28-Day Mexico Interbank TIIE Banxico	8.30%	$454,241	—	$454,241
Barclays Bank	BRL	145,300	1/2/13	BRL-CDI-Compounded	12.28%	3,724,113	$438,901	3,285,212
Barclays Bank	MXN	189,600	1/28/15	28-Day Mexico Interbank TIIE Banxico	7.34%	1,002,344	(35)	1,002,379
HSBC Bank	MXN	99,400	1/28/15	28-Day Mexico Interbank TIIE Banxico	7.33%	523,282	(6,855)	530,137
HSBC Bank		£112,800	3/21/22	6-Month GBP-LIBOR	3.00%	12,053,516	4,894,452	7,159,064

						$17,757,496	$5,326,463	$12,431,033

BRL	—	Brazilian Real
CDI	—	Inter-Bank Deposit Certificate
GBP/£	—	British Pound
LIBOR	—	London Inter-Bank Offered Rate
MCDX	—	Municipal Bond Credit Derivative Index
MXN	—	Mexican Peso
TIIE	—	Inter-Bank Equilibrium Interest Rate

(E) Forward foreign currency contracts outstanding at January 31, 2012:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value January 31, 2012	Unrealized Appreciation (Depreciation)
Purchased:
9,881,591 Brazilian Real settling 3/2/12	Barclays Bank	$5,222,000	$5,612,627	$390,627
8,992,000 British Pound settling 2/2/12	Citigroup	13,987,056	14,169,600	182,544
23,628,000 Canadian Dollar settling 2/9/12	Barclays Bank	23,487,736	23,560,033	72,297
1,035,000 Canadian Dollar settling 2/9/12	Deutsche Bank	1,002,674	1,032,023	29,349
5,021,000 Canadian Dollar settling 2/9/12	JPMorgan Chase	4,918,631	5,006,557	87,926
26,507,000 Canadian Dollar settling 2/9/12	Royal Bank of Canada	26,546,820	26,430,752	(116,068)
24,015,000 Euro settling 2/2/12	Citigroup	31,262,727	31,412,811	150,084
1,127,300,000 Indian Rupee settling 7/12/12	UBS	24,368,785	22,071,980	(2,296,805)
1,882,853 Mexican Peso settling 3/15/12	Barclays Bank	134,812	143,938	9,126
28,712 Mexican Peso settling 3/15/12	Deutsche Bank	2,090	2,195	105
101,858,778 Mexican Peso settling 3/15/12	HSBC Bank	7,507,256	7,786,782	279,526
27,960,500,000 South Korean Won settling 2/27/12	UBS	26,180,244	24,839,769	(1,340,475)
Sold:
75,076,000 Australian Dollar settling 2/23/12	JPMorgan Chase	73,770,804	79,516,708	(5,745,904)
8,992,000 British Pound settling 3/2/12	Citigroup	13,983,756	14,166,363	(182,607)
8,992,000 British Pound settling 2/2/12	Royal Bank of Canada	14,077,920	14,169,600	(91,680)
35,230,000 Canadian Dollar settling 2/9/12	Barclays Bank	34,411,858	35,128,660	(716,802)
22,084,000 Canadian Dollar settling 3/22/12	Barclays Bank	21,996,454	21,999,467	(3,013)
41,200,000 Canadian Dollar settling 2/9/12	Deutsche Bank	40,355,362	41,081,487	(726,125)
90,596,000 Canadian Dollar settling 2/9/12	Royal Bank of Canada	88,546,977	90,335,398	(1,788,421)
26,507,000 Canadian Dollar settling 3/22/12	Royal Bank of Canada	26,520,791	26,405,537	115,254
47,555,000 Canadian Dollar settling 2/9/12	UBS	46,353,517	47,418,207	(1,064,690)
24,015,000 Euro settling 3/2/12	Citigroup	31,266,185	31,414,492	(148,307)
16,677,000 Euro settling 4/16/12	Citigroup	21,340,890	21,819,647	(478,757)
24,244,000 Euro settling 2/2/12	Goldman Sachs	31,815,159	31,712,355	102,804

				$(13,280,012)

At January 31, 2012, the Fund held $32,665,000 in cash as collateral for derivatives. Cash collateral held may be invested in accordance with the Portfolio’s investment strategy.

Fixed Income SHares: Series R Schedule of Investments

January 31, 2012 (unaudited)

Principal Amount (000s)		Value*
U.S. TREASURY OBLIGATIONS—105.6%
U.S. Treasury Inflation Indexed Bonds (i)—53.1%
$2,249	0.125%, 1/15/22	$2,345,119
39,623	1.75%, 1/15/28 (e)(j)	49,116,817
51,777	2.00%, 1/15/26 (e)(j)	65,461,437
4,545	2.125%, 2/15/41	6,380,819
28,495	2.375%, 1/15/25 (e)	37,257,060
7,124	2.375%, 1/15/27	9,468,936
68,024	2.50%, 1/15/29 (e)	93,454,029

		263,484,217

U.S. Treasury Inflation Indexed Notes (i)—49.9%
22,987	0.625%, 7/15/21 (e)(j)	25,312,158
1,500	1.125%, 1/15/21	1,716,813
1,069	1.25%, 4/15/14	1,133,808
119,430	1.25%, 7/15/20 (e)(j)	138,501,024
314	1.375%, 1/15/20	365,524
13,151	1.625%, 1/15/15	14,365,964
37,566	2.00%, 1/15/14 (e)	40,187,265
21,395	2.625%, 7/15/17 (j)	25,976,508

		247,559,064

U.S. Treasury Notes—2.6%
12,600	U.S. Treasury Notes, 2.00%, 11/15/21 (e)	12,834,284

	Total U.S. Treasury Obligations (cost—$505,283,104)	523,877,565

CORPORATE BONDS & NOTES—25.9%
Airlines—1.0%
5,000	Continental Airlines, Inc., 6.75%, 9/15/15 (a)(d)	5,025,000

Banking—2.6%
720	Barclays Bank PLC, 10.179%, 6/12/21 (a)(d)	836,626
5,200	Commonwealth Bank of Australia, 1.289%, 3/17/14, FRN (a)(d)	5,115,542
700	National Australia Bank Ltd., 5.35%, 6/12/13 (a)(d)	730,347
	Santander UK PLC, FRN,
€2,500	1.538%, 10/10/17	2,495,026
€3,500	1.774%, 8/28/17 (a)(b)(l)
	(acquisition cost-$4,553,462; purchased 3/31/11)	3,840,405

		13,017,946

Chemicals—0.2%
$1,000	RPM International, Inc., 6.50%, 2/15/18	1,136,148

Financial Services—13.3%
	Ally Financial, Inc., FRN,
700	2.727%, 12/1/14	655,257
3,200	3.649%, 2/11/14	3,160,800
1,400	Bank of America Corp., 5.375%, 6/15/14	1,457,316
200	BM&F Bovespa S.A., 5.50%, 7/16/20 (a)(d)	214,000
1,000	CIT Group, Inc., 5.25%, 4/1/14 (a)(d)	1,022,500
	Citigroup, Inc.,
2,900	2.453%, 8/13/13, FRN	2,899,373
2,300	6.125%, 5/15/18	2,531,720
€1,300	7.375%, 6/16/14	1,861,866
$1,800	Credit Agricole Home Loan SFH, 1.311%, 7/21/14, FRN (a)(d)	1,726,452
4,200	FUEL Trust, 3.984%, 12/15/22 (a)(d)	4,282,387
	Goldman Sachs Group, Inc.,
€2,800	1.492%, 1/30/17, FRN	3,163,782

Fixed Income SHares: Series R Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
Financial Services (continued)
€700	5.375%, 2/15/13	$939,984
	International Lease Finance Corp. (a)(d),
$500	6.50%, 9/1/14	529,375
500	6.75%, 9/1/16	540,625
900	7.125%, 9/1/18	990,000
3,300	JPMorgan Chase & Co., 1.296%, 5/2/14, FRN	3,279,639
100	Lehman Brothers Holdings, Inc., 6.20%, 9/26/14 (f)	27,875
	Merrill Lynch & Co., Inc., FRN,
€400	1.645%, 7/22/14	487,032
€5,000	1.751%, 8/9/13	6,324,322
	Morgan Stanley, FRN,
$500	1.015%, 10/18/16	433,064
1,800	1.533%, 4/29/13	1,755,796
€3,800	1.657%, 4/13/16	4,305,201
$2,100	2.161%, 1/24/14	2,021,202
4,200	Royal Bank of Scotland PLC, 2.915%, 8/23/13, FRN	4,136,882
	SLM Corp.,
500	5.05%, 11/14/14	503,876
590	5.525%, 3/17/14, FRN	575,757
7,200	6.25%, 1/25/16	7,357,745
6,100	Stone Street Trust, 5.902%, 12/15/15 (a)(d)	6,014,228
1,400	VEB Finance PLC for Vnesheconombank, 5.45%, 11/22/17 (a)(d)	1,427,300
€1,100	Wachovia Corp., 1.614%, 2/13/14, FRN	1,409,023

		66,034,379

Food & Beverage—0.3%
$1,500	FBG Finance Ltd., 5.125%, 6/15/15 (a)(d)	1,645,680

Hotels/Gaming—0.6%
2,900	Starwood Hotels & Resorts Worldwide, Inc., 6.25%, 2/15/13	3,019,625

Insurance—2.7%
2,445	American International Group, Inc.,
	8.175%, 5/15/68, (converts to FRN on 5/15/38)	2,383,875
3,000	Marsh & McLennan Cos., Inc., 9.25%, 4/15/19	4,028,136
	New York Life Global Funding,
€5,000	1.537%, 12/20/13, FRN	6,441,608
$300	4.65%, 5/9/13 (a)(d)	314,079
200	Pacific Life Global Funding, 5.15%, 4/15/13 (a)(d)	208,488

		13,376,186

Metals & Mining—0.8%
4,000	Gerdau Trade, Inc., 5.75%, 1/30/21 (a)(d)	4,060,000

Multi-Media—2.0%
4,400	CSC Holdings LLC, 8.50%, 6/15/15	4,697,000
5,000	DISH DBS Corp., 6.625%, 10/1/14	5,400,000

		10,097,000

Oil & Gas—2.1%
1,200	DCP Midstream Operating L.P., 3.25%, 10/1/15	1,213,917

Fixed Income SHares: Series R Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal Amount (000s)			Value*
Oil & Gas (continued)
	$4,300	EOG Resources, Inc., 1.297%, 2/3/14, FRN	$4,318,060
	200	Gaz Capital S.A. for Gazprom, 8.146%, 4/11/18 (a)(d)	234,000
	1,568	Odebrecht Drilling Norbe VIII/IX Ltd., 6.35%, 6/30/21 (a)(d)	1,636,992
	600	Petroleos Mexicanos, 5.50%, 1/21/21	652,500
	2,100	Transocean, Inc., 4.95%, 11/15/15	2,232,184

			10,287,653

Real Estate Investment Trust—0.2%
	700	Ventas Realty L.P., 3.125%, 11/30/15	705,798

Utilities—0.1%
	200	AES Corp., 7.375%, 7/1/21 (a)(d)	222,000

		Total Corporate Bonds & Notes (cost—$128,600,014)	128,627,415

MORTGAGE-BACKED SECURITIES—8.7%
		Arran Residential Mortgages Funding PLC, CMO, FRN (a)(d),
	€260	2.659%, 5/16/47	340,586
	€7,600	2.91%, 11/19/47	9,908,306
	$4,094	Banc of America Large Loan, Inc., 2.035%, 11/15/15, CMO, FRN (a)(d)	3,806,612
		Banc of America Merrill Lynch Commercial Mortgage, Inc., CMO,
	132	0.466%, 6/10/49, FRN (a)(d)	130,489
	132	5.843%, 6/10/49, VRN	133,750
		Bear Stearns Adjustable Rate Mortgage Trust, CMO, FRN,
	36	2.22%, 8/25/35	34,247
	64	2.25%, 8/25/35	54,555
	109	2.71%, 3/25/35	102,602
	33	3.078%, 3/25/35	31,161
		Citigroup Mortgage Loan Trust, Inc., CMO,
	45	2.23%, 9/25/35, FRN	39,549
	75	2.45%, 9/25/35, FRN	62,211
	941	5.566%, 9/25/37, VRN	546,972
	985	Citigroup/Deutsche Bank Commercial Mortgage Trust,
		5.205%, 12/11/49, CMO	989,963
	5,364	Commercial Mortgage Pass Through Certificates, 3.156%, 7/10/46, CMO (a)(d)	5,578,679
		Countrywide Alternative Loan Trust, CMO, FRN,
	2,549	0.476%, 12/20/46	1,148,920
	636	1.197%, 2/25/36	390,491
		Countrywide Home Loan Mortgage Pass Through Trust, CMO,
	30	0.616%, 6/25/35, FRN (a)(d)	25,529
	1,093	2.707%, 4/20/35, VRN	990,527
	£1,134	Granite Mortgages PLC, 1.390%, 3/20/44, CMO, FRN	1,721,720
	$147	GSR Mortgage Loan Trust, 2.658%, 9/25/35, CMO, FRN	127,695
	988	MLCC Mortgage Investors, Inc., 1.996%, 10/25/35, CMO, FRN	853,186
		NCUA Guaranteed Notes, CMO,
	5,846	0.665%, 11/6/17, FRN	5,846,395
	7,762	2.65%, 10/29/20	8,173,811
	410	Residential Accredit Loans, Inc., 0.456%, 6/25/46, CMO, FRN	148,737
AUD	1,171	Swan, 5.67%, 4/25/41, CMO, FRN	1,226,742
	$500	Wachovia Bank Commercial Mortgage Trust, 5.088%, 8/15/41, CMO, VRN	539,792

		Total Mortgage-Backed Securities (cost—$44,096,660)	42,953,227

Fixed Income SHares: Series R Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal Amount (000s)			Value*
SOVEREIGN DEBT OBLIGATIONS—6.9%
Australia—4.7%
		Australia Government Bond, (i)
AUD	1,200	2.50%, 9/20/30, Ser. 30-Cl	$1,583,070
AUD	5,700	3.00%, 9/20/25, Ser. 25-CI	7,974,481
AUD	4,600	4.00%, 8/20/20, Ser. 20-CI	9,161,112
AUD	3,400	New South Wales Treasury Corp., 2.75%, 11/20/25 (i)	4,303,511

			23,022,174

Canada—0.7%
		Canadian Government Bond,
CAD	1,400	2.75%, 9/1/16	1,489,165
CAD	1,455	4.25%, 12/1/21, Ser. L-256 (i)	2,089,729

			3,578,894

Italy—0.5%
	€2,519	Italy Buoni Poliennali Del Tesoro, 2.10%, 9/15/21 (i)	2,522,080

United Kingdom—1.0%
	£2,551	United Kingdom Gilt Inflation Linked, 1.875%, 11/22/22 (i)	5,130,440

		Total Sovereign Debt Obligations (cost—$29,856,844)	34,253,588

ASSET-BACKED SECURITIES—3.6%
	$1,077	AMMC CDO, 0.798%, 8/8/17, FRN (a)(d)	1,040,385
	661	ARES CLO Funds, 0.768%, 3/12/18, FRN (a)(d)	637,956
	361	Bear Stearns Asset-Backed Securities Trust, 1.276%, 10/25/37, FRN	208,543
	5,000	Citibank Omni Master Trust, 2.39%, 5/16/16, FRN (a)(d)	5,026,770
	488	Citigroup Mortgage Loan Trust, Inc., 0.356%, 1/25/37, FRN	220,552
	485	Duane Street CLO, 0.688%, 11/8/17, FRN (a)(d)	466,643
CAD	1,780	Ford Auto Securitization Trust, 1.926%, 6/15/13 (a)(d)	1,777,879
	€191	Harvest CLO S.A., 2.228%, 3/29/17, FRN	240,827
	$531	JPMorgan Mortgage Acquisition Corp., 0.766%, 7/25/35, FRN	499,542
	1,206	Katonah Ltd., 0.883%, 9/20/16, FRN (a)(d)	1,189,010
	€744	Magi Funding PLC, 2.015%, 4/11/21, FRN (a)(d)	898,069
	€224	Magnolia Funding Ltd., 3.00%, 4/20/17 (a)(d)(g)	291,760
	$255	Massachusetts Educational Financing Auth., 1.51%, 4/25/38, FRN	254,354
	4,283	Navigare Funding CLO Ltd., 0.739%, 5/20/19, FRN (a)(d)	4,184,357
	431	Park Place Securities, Inc., 0.696%, 6/25/35, FRN	379,731
	489	Saxon Asset Securities Trust, 4.034%, 6/25/33	447,545
	€257	Wood Street CLO BV, 1.988%, 3/29/21, FRN (a)(d)	316,921

		Total Asset-Backed Securities (cost—$18,354,085)	18,080,844

SENIOR LOANS (a)(c)—1.6%
Energy—0.4%
	$1,990	NRG Energy, Inc., 4.00%, 7/1/18, Term B	1,987,047

Multi-Media—0.9%
	€3,300	Kabel Deutschland GmbH, 4.728%, 12/31/16, Term D	4,338,924

Telecommunications—0.2%
	$695	Intelsat Jackson Holdings S.A., 5.25%, 4/2/18, Term B	697,139
	428	Vodafone, 6.875%, 8/17/15	428,130

			1,125,269

Fixed Income SHares: Series R Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
Utilities—0.1%
$496	AES Corp., 4.25%, 5/27/18	$497,242

	Total Senior Loans (cost—$8,382,685)	7,948,482

U.S. GOVERNMENT AGENCY SECURITIES—1.2%
Fannie Mae—0.1%
674	0.721%, 2/25/37, CMO, FRN	673,696
13	1.408%, 10/1/44, FRN, MBS	13,162

		686,858

Freddie Mac—0.1%
171	2.196%, 7/1/36, FRN, MBS	179,764
163	2.263%, 9/1/36, FRN, MBS	171,517

		351,281

SLM Student Loan Trust—1.0%
4,463	0.818%, 7/27/20, ABS, FRN (a)(d)	4,460,322
408	2.21%, 8/15/16, ABS, FRN (a)(d)	408,177

		4,868,499

	Total U.S. Government Agency Securities (cost—$5,885,897)	5,906,638

Shares
CONVERTIBLE PREFERRED STOCK—0.1%
Financial Services—0.1%
200	Wells Fargo & Co., 7.50%, 3/15/13, Ser. L (h) (cost—$200,000)	219,000

Principal Amount (000s)
MUNICIPAL BONDS—0.0%
West Virginia—0.0%
$100	Tobacco Settlement Finance Auth. Rev., 7.467%, 6/1/47, Ser. A (cost—$94,116)	73,766

SHORT-TERM INVESTMENTS—4.4%
Corporate Notes—3.7%
Banking—0.6%
1,300	Banco Santander Chile, 1.811%, 4/20/12, FRN (a)(d)	1,300,183
1,500	ING Bank NV, 1.379%, 3/30/12, FRN (a)(d)	1,500,173

		2,800,356

Financial Services—3.1%
3,400	Ally Financial, Inc., 6.625%, 5/15/12	3,431,875
£4,800	Bank of America Corp., 1.148%, 6/11/12, FRN	7,524,882
$4,500	Ford Motor Credit Co. LLC, 7.50%, 8/1/12	4,626,400

		15,583,157

	Total Corporate Notes (cost—$18,082,554)	18,383,513

U.S. Treasury Obligations (j)(m)—0.7%
	U.S. Treasury Bills,
3,376	0.04%-0.229%, 4/5/12-12/13/12 (cost—$3,375,177)	3,375,074

Fixed Income SHares: Series R Schedule of Investments

January 31, 2012 (unaudited) (continued)

Principal Amount (000s)		Value*
Repurchase Agreements—0.0%
$266	State Street Bank & Trust Co., dated 1/31/12, 0.01%, due 2/1/12, proceeds $266,000; collateralized by Federal Home Loan Bank, 0.255%, due 7/20/12, valued at $275,688 including accrued interest (cost—$266,000)	$266,000

	Total Short-Term Investments (cost—$21,723,731)	22,024,587

Contracts/ Notional Amount (000s)
OPTIONS PURCHASED (k)—0.0%
	Put Options—0.0%
$12,900	1-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 2.00%, expires 11/19/12	1,916
$12,100	30-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 3.75%, expires 9/24/12	142,204
	U.S. Treasury Notes 10 yr. Futures (CBOT),
450	strike price $96, expires 2/24/12	6,987
562	strike price $97, expires 2/24/12	8,724

	Total Options Purchased (cost—$444,395)	159,831

	Total Investments, before options written (cost—$762,921,531) (n)—158.0%	784,124,943

OPTIONS WRITTEN (k)—(0.1)%
	Call Options—(0.1)%
$14,500	1-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 0.80%, expires 10/11/12	(49,241)
	2-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
$13,900	strike rate 0.92%, expires 11/14/12	(106,114)
$8,900	strike rate 1.06%, expires 10/11/12	(91,868)

		(247,223)

	Put Options—(0.0)%
$3,300	10-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 10.00%, expires 7/10/12	—
	1-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
$14,500	strike rate 0.80%, expires 10/11/12	(7,704)
$12,900	strike rate 1.00%, expires 11/19/12	(5,720)
	2-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index,
$13,900	strike rate 0.92%, expires 11/14/12	(17,040)
$8,900	strike rate 1.06%, expires 10/11/12	(7,029)
$64,700	strike rate 2.25%, expires 9/24/12	(7,130)

Fixed Income SHares: Series R Schedule of Investments

January 31, 2012 (unaudited) (continued)

Notional Amount (000s)			Value*
	Put Options (continued)
$44,600	3-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 3.00%, expires 6/18/12		$(112)
$54,800	5-Year Interest Rate Swap (OTC), Pay 3-Month USD-LIBOR Floating Rate Index, strike rate 2.25%, expires 9/24/12		(58,471)
	Inflation Floor CPURNSA Index (OTC) Exercise Index=Maximum of ((1+0.00%)^10-(Index Final/Index Initial)) or $0,
$5,600	strike price $0.001, expires 3/12/20		(13,460)
$32,200	strike price $0.001, expires 4/7/20		(80,857)
$1,500	strike price $0.001, expires 9/29/20		(4,010)
$1,500	strike price $0.001, expires 3/10/20		(5,638)

			(207,171)

	Total Options Written (premiums received—$1,808,741)		(454,394)

	Total Investments, net of options written (cost—$761,112,790)	157.90%	783,670,549
	Other liabilities in excess of other assets	(57.9)	(287,260,064)

	Net Assets	100.00%	$496,410,485

Notes to Schedule of Investments:

(a)	Private Placement—Restricted as to resale and may not have a readily available market. Securities with an aggregate value of $91,853,314, representing 18.5% of net assets.

(b)	Illiquid.

(c)	These securities generally pay interest at rates which are periodically pre-determined by reference to a base lending rate plus a premium. These base lending rates are generally either the lending rate offered by one or more major European banks, such as the “LIBOR” or the prime rate offered by one or more major United States banks, or the certificate of deposit rate. These securities are generally considered to be restricted as the Portfolio is ordinarily contractually obligated to receive approval from the Agent bank and/or borrower prior to disposition. Remaining maturities of senior loans may be less than the stated maturities shown as a result of contractual or optional payments by the borrower. Such prepayments cannot be predicted with certainty. The interest rate disclosed reflects the rate in effect on January 31, 2012.

(d)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(e)	Delayed-delivery. To be delivered after January 31, 2012.

(f)	In default.

(g)	Fair-Valued—Securities with an aggregate value of $291,760, representing 0.1% of net assets.

(h)	Perpetual maturity. Maturity date shown is the next call date.

(i)	Inflationary Bonds—Principal amount of security is adjusted for inflation/deflation.

(j)	All or partial amount segregated for the benefit of the counterparty as collateral for derivatives/delayed-delivery securities.

(k)	Non-income producing.

(l)	Restricted. The aggregate acquisition cost of such securities is $4,553,462 and the aggregate market value is $3,840,405, representing 0.8% of net assets.

(m)	Rates reflect the effective yields at purchase date.

(n)	At January 31, 2012, the cost basis of portfolio securities (before options written) for federal income tax purposes was $765,777,014. Gross unrealized appreciation was $26,982,541; gross unrealized depreciation was $8,634,612; and net unrealized appreciation was $18,347,929. The difference between book and tax cost basis was attributable to wash sales.

Glossary:

ABS	—	Asset-Backed Securities
AUD	—	Australian Dollar
	£—	British Pound
CAD	—	Canadian Dollar
CBOT	—	Chicago Board of Trade
CDO	—	Collateralized Debt Obligation
CLO	—	Collateralized Loan Obligation
CMO	—	Collateralized Mortgage Obligation
CPURNSA	—	Consumer Price All Urban Non-Seasonally Adjusted Index
	€—	Euro
FRN	—	Floating Rate Note. The interest rate disclosed reflects the rate in effect on January 31, 2012.
LIBOR	—	London Inter-Bank Offered Rate
MBS	—	Mortgage-Backed Securities
OTC	—	Over-the-Counter
VRN	—	Variable Rate Note. Instruments whose interest rates change on a specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). The interest rate disclosed reflects the rate in effect on January 31, 2012.

Other Investments:

(A) Futures contracts outstanding at January 31, 2012:

	Type	Contracts	Market Value (000s)	Expiration Date	Unrealized Appreciation
Long:	30-Year U.S. Treasury Bond Futures	389	$56,575	3/21/12	$836,197
	Financial Futures Euro—90 day	544	135,313	3/18/13	1,042,576
	Financial Futures Euro—90 day	272	67,643	6/17/13	568,357
	Financial Futures Euro—90 day	152	37,789	9/16/13	258,085
	Financial Futures Euro—90 day	292	72,562	12/16/13	726,735
	Financial Futures Euro—90 day	74	18,288	3/16/15	63,202

					$3,495,152

(B) Transactions in options written for the three months ended January 31, 2012:

	Notional Amount (000s)	Premiums
Options outstanding, October 31, 2011	$281,800	$2,252,798
Options written	82,600	400,040
Options terminated in closing transactions	(68,700)	(844,097)

Options outstanding, January 31, 2012	$295,700	$1,808,741

(C) Credit default swap agreements outstanding at January 31, 2012:

OTC buy protection swaps (1):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (4)	Credit Spread (3)	Termination Date	Payments Made	Market Value (5)	Upfront Premiums Paid	Unrealized Appreciation (Depreciation)
Bank of America:
Marsh & McLennan	$3,000	0.65%	6/20/19	(0.90)%	$(55,386)	—	$(55,386)
Barclays Bank:
FBG Finance	1,500	0.56	6/20/15	(1.60)	(55,393)	—	(55,393)
Deutsche Bank:
Starwood Hotels & Resorts Worldwide	3,100	0.56	3/20/13	(1.00)	(19,078)	$52,342	(71,420)
Goldman Sachs:
RPM International	1,000	1.54	3/20/18	(1.50)	325	—	325

					$(129,532)	$52,342	$(181,874)

OTC sell protection swaps (2):

Swap Counterparty/ Referenced Debt Issuer	Notional Amount (000s) (4)	Credit Spread (3)	Termination Date	Payments Received	Market Value (5)	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)
Bank of America:
Japan Government Bond	$4,000	1.16%	12/20/15	1.00%	$(18,876)	$90,933	$(109,809)
MetLife	300	1.83	9/20/13	1.00	(3,669)	(14,605)	10,936
Barclays Bank:
Dow Jones CDX EM-15 Index	800	2.59	6/20/16	5.00	83,024	108,000	(24,976)
Citigroup:
Dow Jones CDX EM-14 Index	5,800	2.52	12/20/15	5.00	558,784	786,320	(227,536)
United Kingdom Gilt	500	0.48	6/20/15	1.00	9,317	4,063	5,254
United Kingdom Gilt	800	0.68	6/20/16	1.00	11,871	9,928	1,943
Credit Suisse First Boston:
United Kingdom Gilt	300	0.59	12/20/15	1.00	5,115	7,037	(1,922)
Deutsche Bank:
American International Group	2,900	2.54	12/20/13	5.00	147,389	(297,250)	444,639
Brazilian Government International Bond	2,100	1.69	6/20/20	1.00	(106,377)	(69,609)	(36,768)
Dow Jones CDX EM-14 Index	1,100	2.52	12/20/15	5.00	105,976	162,900	(56,924)
France Government Bond	600	1.51	6/20/15	0.25	(24,610)	(19,657)	(4,953)
Petrobras International	200	0.71	9/20/12	1.00	612	(2,481)	3,093
United Kingdom Gilt	500	0.48	6/20/15	1.00	9,317	2,378	6,939
United Kingdom Gilt	1,600	0.48	6/20/15	1.00	29,813	13,716	16,097
United Kingdom Gilt	800	0.59	12/20/15	1.00	13,641	18,567	(4,926)
HSBC Bank:
Brazilian Government International Bond	3,100	1.17	6/20/15	1.00	(13,832)	(31,107)	17,275
Petrobras International	2,000	1.47	9/20/15	1.00	(30,953)	(63,728)	32,775
Royal Bank of Scotland:
Japan Government Bond	800	1.16	12/20/15	1.00	(3,775)	17,978	(21,753)
UBS:
Dow Jones CDX EM-14 Index	1,400	2.52	12/20/15	5.00	134,879	197,400	(62,521)

					$907,646	$920,783	$(13,137)

(1)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements as of year end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

This represents the maximum potential amount the Portfolio could be required to make available as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The quoted market prices and resulting values for credit default swap agreements serve as an indicator of the status at January 31, 2012 of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(D) Interest rate swap agreements outstanding at January 31, 2012:

				Rate Type
Swap Counterparty	Notional Amount (000s)		Termination Date	Payments Made	Payments Received	Market Value	Upfront Premiums Paid(Received)	Unrealized Appreciation (Depreciation)
Barclays Bank		$1,700	11/2/12	3-Month USD-CPURNSA Index	1.50%	$(1,124)	$(1,139)	$15
Barclays Bank	BRL	6,100	1/2/13	BRL-CDI-Compounded	12.28	156,346	23,354	132,992
Barclays Bank	BRL	1,700	1/2/14	BRL-CDI-Compounded	9.97	277	—	277
Barclays Bank		€5,500	10/15/16	France CPI Index	1.85	(130,678)	(60,406)	(70,272)
BNP Paribas		$1,800	11/2/12	3-Month USD-CPURNSA Index	1.50	(1,191)	(936)	(255)
BNP Paribas	BRL	3,200	1/2/13	BRL-CDI-Compounded	11.88	62,360	(15,091)	77,451
BNP Paribas		€6,600	10/15/16	France CPI Index	1.85	(156,813)	(29,009)	(127,804)
HSBC Bank	BRL	3,400	1/2/14	BRL-CDI-Compounded	10.53	14,567	14,914	(347)
HSBC Bank	BRL	39,600	1/2/14	BRL-CDI-Compounded	10.53	169,661	153,847	15,814
JPMorgan Chase	BRL	1,100	1/2/13	BRL-CDI-Compounded	12.17	26,402	4,671	21,731
Morgan Stanley	BRL	3,200	1/2/13	BRL-CDI-Compounded	11.98	67,092	—	67,092
Morgan Stanley	BRL	1,700	1/2/14	BRL-CDI-Compounded	10.58	8,204	7,986	218
UBS	BRL	3,300	1/2/13	BRL-CDI-Compounded	12.07	74,277	(11,616)	85,893
UBS	BRL	600	1/2/13	BRL-CDI-Compounded	12.07	13,505	1,104	12,401
UBS	BRL	8,800	1/2/14	BRL-CDI-Compounded	10.38	33,031	30,507	2,524
UBS	BRL	23,900	1/2/14	BRL-CDI-Compounded	10.77	162,031	78,388	83,643

						$497,947	$196,574	$301,373

BRL	—	Brazilian Real
CDI	—	Inter-Bank Deposit Certificate
CDX	—	Credit Derivatives Index
CPI	—	Consumer Price Index
CPURNSA	—	Consumer Price All Urban Non-Seasonally Adjusted Index
	€—	Euro

(E) Forward foreign currency contracts outstanding at January 31, 2012:

	Counterparty	U.S.$ Value on Origination Date	U.S.$ Value January 31, 2012	Unrealized Appreciation (Depreciation)
Purchased:
162,631 Brazilian Real settling 3/2/12	UBS	$89,762	$92,372	$2,610
244,000 British Pound settling 3/12/12	Barclays Bank	382,969	384,375	1,406
12,173,000 British Pound settling 3/12/12	Morgan Stanley	18,905,643	19,176,230	270,587
953,000 Canadian Dollar settling 2/9/12	Deutsche Bank	934,228	950,259	16,031
304,000 Canadian Dollar settling 2/9/12	JPMorgan Chase	295,520	303,125	7,605
5,785,000 Canadian Dollar settling 2/9/12	Royal Bank of Canada	5,787,505	5,768,359	(19,146)
13,437,900 Chinese Yuan Renminbi settling 6/1/12	Barclays Bank	2,100,000	2,129,451	29,451
18,350,060 Chinese Yuan Renminbi settling 2/1/13	Barclays Bank	2,910,398	2,909,845	(553)
2,948,635 Chinese Yuan Renminbi settling 6/1/12	Citigroup	463,185	467,259	4,074
5,000,000 Chinese Yuan Renminbi settling 2/13/12	Deutsche Bank	771,724	792,450	20,726
13,350,060 Chinese Yuan Renminbi settling 2/13/12	JPMorgan Chase	2,049,615	2,115,852	66,237
2,801,000 Euro settling 3/14/12	Barclays Bank	3,647,504	3,664,205	16,701
855,000 Euro settling 2/2/12	Citigroup	1,113,039	1,118,383	5,344
2,710,000 Euro settling 3/14/12	Citigroup	3,529,409	3,545,161	15,752
3,259,000 Euro settling 3/14/12	Morgan Stanley	4,216,005	4,263,351	47,346
1,203,000 Euro settling 3/14/12	Royal Bank of Canada	1,565,714	1,573,738	8,024
370,522,870 Indian Rupee settling 7/12/12	UBS	8,009,574	7,254,656	(754,918)
8,340,915,500 South Korean Won settling 2/27/12	Citigroup	7,452,236	7,409,968	(42,268)
121,538,090 Philippines Peso settling 3/15/12	Barclays Bank	2,843,329	2,824,049	(19,280)
136,361,000 Philippines Peso settling 3/15/12	Citigroup	3,117,536	3,168,473	50,937
3,619,840 Singapore Dollar settling 2/10/12	JPMorgan Chase	2,777,016	2,877,787	100,771
114 Singapore Dollar settling 5/15/12	UBS	90	90	—
Sold:
4,868,000 Australian Dollar settling 2/2/12	Barclays Bank	4,833,071	5,168,112	(335,041)
36,075,000 Australian Dollar settling 3/15/12	HSBC Bank	38,199,818	38,120,604	79,214
2,266,000 Australian Dollar settling 2/2/12	JPMorgan Chase	2,336,044	2,405,699	(69,655)
28,941,000 Australian Dollar settling 2/2/12	Westpac	28,489,520	30,725,213	(2,235,693)
422,888 Brazilian Real settling 3/2/12	HSBC Bank	225,000	240,195	(15,195)
801,520 Brazilian Real settling 3/2/12	Morgan Stanley	425,000	455,254	(30,254)
10,724,000 British Pound settling 3/12/12	Barclays Bank	16,768,207	16,893,608	(125,401)
10,724,000 British Pound settling 3/12/12	UBS	16,809,066	16,893,608	(84,542)
3,435,000 Canadian Dollar settling 2/9/12	Goldman Sachs	3,385,270	3,425,119	(39,849)
3,894,409 Canadian Dollar settling 2/9/12	Royal Bank of Canada	3,811,477	3,883,207	(71,730)
5,476,000 Canadian Dollar settling 3/22/12	Royal Bank of Canada	5,478,849	5,455,042	23,807
18,350,060 Chinese Yuan Renminbi settling 2/13/12	Barclays Bank	2,907,171	2,908,303	(1,132)
855,000 Euro settling 3/2/12	Citigroup	1,113,162	1,118,442	(5,280)
855,000 Euro settling 4/16/12	Citigroup	1,094,109	1,118,654	(24,545)
855,000 Euro settling 2/2/12	Goldman Sachs	1,122,008	1,118,382	3,626
45,575,000 Euro settling 3/14/12	JPMorgan Chase	61,047,712	59,620,197	1,427,515
16,840,000 Euro settling 3/14/12	UBS	22,469,360	22,029,712	439,648
126,265 Indonesian Rupiah settling 7/2/12	UBS	14	14	—
138,635,400 Indian Rupee settling 7/12/12	Barclays Bank	2,613,000	2,714,413	(101,413)
32,521,351 Indian Rupee settling 7/12/12	Deutsche Bank	587,240	636,752	(49,512)
27,885,000 Indian Rupee settling 7/12/12	Goldman Sachs	500,000	545,975	(45,975)
44,615,010 Indian Rupee settling 7/12/12	HSBC Bank	807,000	873,540	(66,540)
126,866,000 Indian Rupee settling 7/12/12	JPMorgan Chase	2,420,000	2,483,974	(63,974)
5,350,540,000 South Korean Won settling 2/27/12	Barclays Bank	4,665,000	4,753,355	(88,355)
308,142,000 South Korean Won settling 2/27/12	Deutsche Bank	265,000	273,750	(8,750)
860,139,000 South Korean Won settling 2/27/12	Goldman Sachs	738,000	764,137	(26,137)
1,821,650,000 South Korean Won settling 2/27/12	Morgan Stanley	1,600,000	1,618,332	(18,332)
75,646,320 Philippines Peso settling 3/15/12	Barclays Bank	1,719,000	1,757,711	(38,711)
38,658,400 Philippines Peso settling 3/15/12	Deutsche Bank	880,000	898,263	(18,263)
26,388,000 Philippines Peso settling 3/15/12	Goldman Sachs	600,000	613,149	(13,149)
86,796,000 Philippines Peso settling 3/15/12	JPMorgan Chase	2,000,000	2,016,784	(16,784)
30,401,000 Philippines Peso settling 3/15/12	Morgan Stanley	700,000	706,395	(6,395)
1,448,947 Singapore Dollar settling 2/10/12	Barclays Bank	1,116,000	1,151,919	(35,919)
393,951 Singapore Dollar settling 2/10/12	Citigroup	308,331	313,193	(4,862)
416,560 Singapore Dollar settling 2/10/12	Deutsche Bank	320,000	331,167	(11,167)
455,434 Singapore Dollar settling 2/10/12	HSBC Bank	350,000	362,072	(12,072)
904,948 Singapore Dollar settling 2/10/12	UBS	700,090	719,437	(19,347)

				$(1,882,727)

At January 31, 2012, the Fund held $4,241,000 in principal value of U.S. Treasury Bills and $1,685,000 in cash as collateral for derivatives and delayed-delivery securities. Cash collateral received may be invested in accordance with the Fund’s investment strategy. Collateral received in the form of securities will not be pledged.

*	Portfolio securities and other financial instruments for which market quotations are readily available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, on the basis of quotes obtained from a quotation reporting system, established market makers, or independent pricing services.

Portfolio securities and other financial instruments for which market quotations are not readily available, or for which a development/event occurs that may significantly impact the value of a security, are fair-valued, in good faith, pursuant to procedures approved by the Board of Trustees, or persons acting at their discretion pursuant to procedures approved by the Board of Trustees, including certain fixed income securities which may be valued with reference to securities whose prices are more readily available. The Portfolios’ investments are valued daily using prices supplied by an independent pricing service or dealer quotations, or by using the last sale price on the exchange that is the primary market for such securities, or the mean between the last quoted bid and ask price. Independent pricing services use information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Centrally cleared swaps and exchange-traded futures and options on futures are valued at the price determined by the relevant exchange. Securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Short-term securities maturing in 60 days or less are valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days. Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the net asset value (“NAV”) of each Portfolio’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed.

The prices used by the Portfolios to value securities may differ from the value that would be realized if the securities were sold, and these differences could be material. Each Portfolio’s NAV is normally determined as of the close of regular trading (normally, 4:00 p.m. Eastern time) on the NYSE on each day the NYSE is open for business.

Fair Value Measurements

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e. the “exit price”) in an orderly transaction between market participants. The three levels of the fair value hierarchy are described below:

•	Level 1 – quoted prices in active markets for identical investments that the Portfolio has the ability to access

•

Level 2 – valuations based on other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.) or quotes from inactive exchanges

•	Level 3 – valuations based on significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

An investment asset’s or liability’s level within the fair value hierarchy is based on the lowest level input, individually or in aggregate, that is significant to fair value measurement. The objective of fair value measurement remains the same even when there is a significant decrease in the volume and level of activity for an asset or liability and regardless of the valuation techniques used.

The valuation techniques used by the Portfolios to measure fair value during the three months ended January 31, 2012 maximized the use of observable inputs and minimized the use of unobservable inputs. When fair-valuing securities, the Portfolios utilized option adjusted spread pricing techniques.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following are certain inputs and techniques that the Portfolios generally use to evaluate how to classify each major category of assets and liabilities for Level 2 and Level 3, in accordance with Generally Accepted Accounting Principles.

Equity Securities (Common and Preferred Stock) — Equity securities traded in inactive markets are valued using inputs which include broker-dealer quotes, recently executed transactions adjusted for changes in the benchmark index, or evaluated price quotes received from independent pricing services that take into account the integrity of the market sector and issuer, the individual characteristics of the security, and information received from broker-dealers and other market sources pertaining to the issuer or security. To the extent that these inputs are observable, the values of equity securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

U.S. Treasury Obligations — U.S. Treasury obligations are valued by independent pricing services based on pricing models that evaluate the mean between the most recently quoted bid and ask price. The models also take into consideration data received from active market makers and broker-dealers, yield curves, and the spread over comparable U.S. Treasury issues. The spreads change daily in response to market conditions and are generally obtained from the new issue market and broker-dealer sources. To the extent that these inputs are observable, the values of U.S. Treasury obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Government Sponsored Enterprise and Mortgage-Backed Securities — Government sponsored enterprise and mortgage-backed securities are valued by independent pricing services using pricing models based on inputs that include issuer type, coupon, cash flows, mortgage prepayment projection tables and Adjustable Rate Mortgage evaluations that incorporate index data, periodic and life caps, the next coupon reset date, and the convertibility of the bond. To the extent that these inputs are observable, the values of government sponsored enterprise and mortgage-backed securities are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Municipal Bonds — Municipal bonds are valued by independent pricing services based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable, the values of municipal bonds are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Sovereign Debt Obligations — Sovereign debt obligations are valued by independent pricing services based on discounted cash flow models that incorporate option adjusted spreads along with benchmark curves and credit spreads. In addition, international bond markets are monitored regularly for information pertaining to the issuer and/or the specific issue. To the extent that these inputs are observable, the values of sovereign debt obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Corporate Bonds & Notes — Corporate bonds and notes are generally comprised of two main categories: investment grade bonds and high yield bonds. Investment grade bonds are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, live trading levels, recently executed transactions in securities of the issuer or comparable issuers, and option adjusted spread models that include base curve and spread curve inputs. Adjustments to individual bonds can be applied to recognize trading differences compared to other bonds issued by the same issuer. High yield bonds are valued by independent pricing services based primarily on broker-dealer quotations from relevant market makers and recently executed transactions in securities of the issuer or comparable issuers. The broker-dealer quotations received are supported by credit analysis of the issuer that takes into consideration credit quality assessments, daily trading activity, and the activity of the underlying equities, listed bonds and sector-specific trends. To the extent that these inputs are observable, the values of corporate bonds and notes are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Asset-Backed Securities and Collateralized Mortgage Obligations — Asset-backed securities and collateralized mortgage obligations are valued by independent pricing services using pricing models based on a security’s average life volatility. The models also take into account tranche characteristics such as coupon, average life, ratings, the issuer and tranche type, underlying collateral and performance of the collateral, and discount margin for certain floating rate issues. To the extent that these inputs are observable, the values of asset-backed securities and collateralized mortgage obligations are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Option Contracts — Option contracts traded over–the–counter (“OTC”) are valued by independent pricing services based on pricing models that incorporate various inputs such as interest rates, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-the-money contracts based on a given strikeprice. To the extent that these inputs are observable, the values of OTC option contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Forward Foreign Currency Contracts — Forward foreign currency contracts are valued by independent pricing services using various inputs and techniques, which include broker-dealer quotations, actual trading information and foreign currency exchange rates gathered from leading market makers and foreign currency exchange trading centers throughout the world. To the extent that these inputs are observable, the values of forward foreign currency contracts are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Interest Rate Swaps — OTC interest rate swaps are valued by independent pricing services using pricing models that are based on real-time intraday snapshots of relevant interest rate curves that are built using the most actively traded securities for a given maturity. The pricing models also incorporate cash and money market rates. In addition, market data pertaining to interest rate swaps is monitored regularly to ensure that interest rates are properly depicting the current market rate. Centrally cleared swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of OTC interest rate swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Credit Default Swaps — OTC credit default swaps are valued by independent pricing services using pricing models that take into account, among other factors, information received from market makers and broker-dealers, default probabilities from index specific credit spread curves, recovery rates, and cash flows. Centrally cleared swaps are valued at the price determined by the relevant exchange. To the extent that these inputs are observable, the values of OTC credit default swaps are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

Senior Loans — Senior Loans are valued by independent pricing services based on the average of quoted prices received from multiple dealers or valued relative to other benchmark securities when broker-dealer quotes are unavailable. To the extent that these inputs are observable, the values of senior loans are categorized as Level 2. To the extent that these inputs are unobservable, the values are categorized as Level 3.

The Portfolios’ policy is to recognize transfers between levels at the end of the reporting period.

A summary of the inputs used at January 31, 2012 in valuing each Portfolio’s assets and liabilities is listed below (refer to the Schedules of Investments and Other Investments for more detailed information on Investments in Securities and Other Financial Instruments):

Series C:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 1/31/12
Investments in Securities - Assets
Corporate Bonds & Notes:
Airlines	—	$44,372,600	$1,583,981	$45,956,581
Financial Services	—	831,445,557	299,546	831,745,103
Utilities	—	85,718,869	2,806,044	88,524,913
All Other	—	1,066,062,105	—	1,066,062,105
U.S. Government Agency Securities	—	549,779,802	—	549,779,802
Municipal Bonds	—	422,022,229	—	422,022,229
Sovereign Debt Obligations	—	269,301,736	—	269,301,736
Mortgage-Backed Securities	—	176,657,213	45,567	176,702,780
U.S. Treasury Obligations	—	74,040,991	—	74,040,991
Senior Loans	—	22,730,332	—	22,730,332
Asset-Backed Securities	—	7,746,185	—	7,746,185
Preferred Stock	$1,065,680	—	—	1,065,680
Convertible Preferred Stock	766,500	—	—	766,500
Common Stock	11,325	—	—	11,325
Short-Term Investments	—	415,486,773	—	415,486,773
Options Purchased:
Interest Rate Contracts	—	5,894,169	—	5,894,169

Total Investments in Securities - Assets	$1,843,505	$3,971,258,561	$4,735,138	$3,977,837,204

Investments in Securities - Liabilities
Options Written, at value:
Interest Rate Contracts	—	$(2,504,671)	—	$(2,504,671)

Other Financial Instruments* - Assets
Credit Contracts	—	$6,674,947	—	$6,674,947
Foreign Exchange Contracts	—	44,211,870	—	44,211,870
Interest Rate Contracts	$41,797,963	28,905,717	—	70,703,680

Total Other Financial Instruments* - Assets	$41,797,963	$79,792,534	—	$121,590,497

Other Financial Instruments* - Liabilities
Credit Contracts	—	$(19,180,537)	—	$(19,180,537)
Foreign Exchange Contracts	—	(34,732,553)	—	(34,732,553)

Total Other Financial Instruments* - Liabilities	—	$(53,913,090)	—	$(53,913,090)

Total Investments	$43,641,468	$3,994,633,334	$4,735,138	$4,043,009,940

Series M:

	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value at 1/31/12
Investments in Securities - Assets
U.S. Government Agency Securities	—	$1,727,466,185	—	$1,727,466,185
Corporate Bonds & Notes:
Financial Services	—	712,910,178	$10,417,300	723,327,478
All Other	—	453,330,781	—	453,330,781
Municipal Bonds	—	677,015,835	—	677,015,835
Mortgage-Backed Securities	—	478,061,661	4,832,940	482,894,601
Sovereign Debt Obligations	—	473,897,505	—	473,897,505
Asset-Backed Securities	—	36,192,211	625,620	36,817,831
Convertible Preferred Stock	$12,921,000	—	—	12,921,000
U.S. Treasury Obligations	—	916,735	—	916,735
Common Stock	286,304	—	—	286,304
Short-Term Investments	—	572,506,061	—	572,506,061
Options Purchased:
Interest Rate Contracts	—	978,171	—	978,171

Total Investments in Securities - Assets	$13,207,304	$5,133,275,323	$15,875,860	$5,162,358,487

Investments in Securities - Liabilities
Options Written, at value:
Interest Rate Contracts	—	$(7,678,064)	—	$(7,678,064)

Other Financial Instruments* - Assets
Credit Contracts	—	$8,700,983	—	$8,700,983
Foreign Exchange Contracts	—	1,419,642	—	1,419,642
Interest Rate Contracts	$8,746,117	12,431,033	—	21,177,150

Total Other Financial Instruments* - Assets	$8,746,117	$22,551,658	—	$31,297,775

Other Financial Instruments* - Liabilities
Credit Contracts	—	$(2,031,602)	—	$(2,031,602)
Foreign Exchange Contracts	—	(14,699,654)	—	(14,699,654)

Total Other Financial Instruments* - Liabilities	—	$(16,731,256)	—	$(16,731,256)

Total Investments	$21,953,421	$5,131,417,661	$15,875,860	$5,169,246,942

Series R:

Investments in Securities - Assets
U.S. Treasury Obligations	—	$523,877,565	—	$523,877,565
Corporate Bonds & Notes	—	128,627,415	—	128,627,415
Mortgage-Backed Securities	—	37,106,832	$5,846,395	42,953,227
Sovereign Debt Obligations	—	34,253,588	—	34,253,588
Asset-Backed Securities	—	17,789,084	291,760	18,080,844
Senior Loans	—	7,948,482	—	7,948,482
U.S. Government Agency Securities	—	5,906,638	—	5,906,638
Convertible Preferred Stock	$219,000	—	—	219,000
Municipal Bonds	—	73,766	—	73,766
Short-Term Investments	—	22,024,587	—	22,024,587
Options Purchased:
Interest Rate Contracts	—	159,831	—	159,831

Total Investments in Securities - Assets	$219,000	$777,767,788	$6,138,155	$784,124,943

Investments in Securities - Liabilities
Options Written, at value:
Interest Rate Contracts	—	$(350,429)	$(103,965)	$(454,394)

Other Financial Instruments* - Assets
Credit Contracts	—	$539,276	—	$539,276
Foreign Exchange Contracts	—	2,637,412	—	2,637,412
Interest Rate Contracts	$3,495,152	500,051	—	3,995,203

Total Other Financial Instruments* - Assets	$3,495,152	$3,676,739	—	$7,171,891

Other Financial Instruments* - Liabilities
Credit Contracts	—	$(734,287)	—	$(734,287)
Foreign Exchange Contracts	—	(4,520,139)	—	(4,520,139)
Interest Rate Contracts	—	(198,678)	—	(198,678)

Total Other Financial Instruments* - Liabilities	—	$(5,453,104)	—	$(5,453,104)

Total Investments	$3,714,152	$775,640,994	$6,034,190	$785,389,336

*	Other Financial Instruments not reflected in the Schedules of Investments, such as futures contracts, swap agreements and forward foreign currency contracts are valued at the unrealized appreciation (depreciation) of the instrument.

There were no significant transfers between Levels 1 and 2 during the three months ended January 31, 2012.

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the three months ended January 31, 2012, was as follows:

Series C:

	Beginning Balance 10/31/11	Purchases	Sales	Accrued Discounts (Premiums)	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation/ Depreciation	Transfers into Level 3**	Transfers out of Level 3***	Ending Balance 1/31/12
Investments in Securities - Assets
Corporate Bonds & Notes:
Airlines	$1,549,186	—	$(4,092)	$(1,140)	$(529)	$40,556	—	—	$1,583,981
Financial Services	334,818	—	(4,253)	—	—	(31,019)	—	—	299,546
Metals & Mining	6,665,776	$972,000	—	(5,248)	—	268,527	—	$(7,901,055)	—
Paper/Paper Products	999,323	—	—	(1,785)	—	37,462	—	(1,035,000)	—
Telecommunications	24,826,140	—	—	758	—	1,450,676	—	(26,277,574)	—
Utilities	—	—	—	—	—	—	$2,806,044	—	2,806,044
Mortgage-Backed Securities	74,952	—	(141,122)	218	30,604	80,915	—	—	45,567

Total Investments	$34,450,195	$972,000	$(149,467)	$(7,197)	$30,075	$1,847,117	2,806,044	$(35,213,629)	$4,735,138

Series M:

Investments in Securities - Assets
Corporate Bonds & Notes:
Financial Services	$10,440,900	—	—	$(18,847)	—	$(4,753)	—	—	$10,417,300
Mortgage-Backed Securities	—	$4,896,435	$(61,629)	(107)	$(89)	(1,670)	—	—	4,832,940
Asset-Backed Securities	661,682	—	(42,882)	—	—	6,820	—	—	625,620

Total Investments	$11,102,582	$4,896,435	$(104,511)	$(18,954)	$(89)	$397	—	—	$15,875,860

Investments in Securities - Liabilities
Options Written, at value:
Interest Rate Contracts	$(2,984,511)	—	—	—	$2,763,231	$221,280	—	—	—

Total Investments	$8,118,071	$4,896,435	$(104,511)	$(18,954)	$2,763,142	$221,677	—	—	$15,875,860

Series R:

Investments in Securities - Assets
Mortgage-Backed Securities	$6,119,756	—	$(271,464)	—	—	$(1,897)	—	—	$5,846,395
Asset-Backed Securities	—	—	—	—	—	—	$291,760	—	291,760

Total Investments in Securities - Assets	$6,119,756	—	$(271,464)	—	—	$(1,897)	$291,760	—	$6,138,155

Investments in Securities - Liabilities
Options Written, at value:
Interest Rate Contracts	$(260,023)	—	—	—	$151,328	$4,730	—	—	$(103,965)

Total Investments	$5,859,733	—	$(271,464)	—	$151,328	$2,833	$291,760	—	$6,034,190

**	Transferred out of Level 2 into Level 3 because sufficient observable inputs were not available.
***	Transferred out of Level 3 into Level 2 because sufficient observable inputs were available.

The net change in unrealized appreciation/depreciation of Level 3 investments, which Series C, Series M and Series R held at January 31, 2012, was $(9,014), $(10,761) and $(27,655), respectively.

Item 2. Controls and Procedures

(a)	The registrant’s President & Chief Executive Officer and Treasurer, Principal Financial & Accounting Officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a)	Exhibit 99.302 Cert.—Certification pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Allianz Global Investors Managed Accounts Trust

By:	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date: March 27, 2012

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: March 27, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
President & Chief Executive Officer

Date: March 27, 2012

By:	/s/ Lawrence G. Altadonna
Treasurer, Principal Financial & Accounting Officer

Date: March 27, 2012

Exhibit 99.302 Cert.

CERTIFICATIONS

I, Brian S. Shlissel, certify that:

1.	I have reviewed this report on Form N-Q of Allianz Global Investors Managed Accounts Trust;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report;

3.	Based on my knowledge, the schedules of investments included in this report fairly present in all material respects the investments of the registrant as of the end of the fiscal quarter for which the report is filed;

4.	The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

a.	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

d.	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a.	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

b.	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: March 27, 2012

Signature & Title:	/s/ Brian S. Shlissel
Brian S. Shlissel, President & Chief Executive Officer

I, Lawrence G. Altadonna, certify that:

1.	I have reviewed this report on Form N-Q of Allianz Global Investors Managed Accounts Trust;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the report;

3.	Based on my knowledge, the schedules of investments included in this report fairly present in all material respects the investments of the registrant as of the end of the fiscal quarter for which the report is filed;

4.	The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) and internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) for the registrant and have:

a.	Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b.	Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

c.	Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of a date within 90 days prior to the filing date of this report, based on such evaluation; and

d.	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

5.	The registrant’s other certifying officer(s) and I have disclosed to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):

a.	All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize, and report financial information; and

b.	Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: March 27, 2012

Signature & Title:	/s/ Lawrence G. Altadonna
Lawrence G. Altadonna, Treasurer, Principal Financial & Accounting Officer